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                            HYBRID NETWORKS, INC.

         CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

     THIS CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of September 18, 1997, among Hybrid Networks, Inc., a Delaware corporation having its principal place of business at 10161 Bubb Road, Cupertino, California 95014-4167 (the "COMPANY"), and those certain purchasers identified on SCHEDULE 1 hereto (each a "PURCHASER" and collectively the "PURCHASERS").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. AUTHORIZATION AND SALE OF NOTES

        1.1 AUTHORIZATION OF NOTES. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to $8.0 million in principal amount of the Company's Convertible Subordinated Promissory Notes due 1998 (the "NOTES"), which Notes shall be in the form set forth in EXHIBIT A hereto and shall be convertible into shares of the Company's Common Stock, at a conversion price determined as set forth in the Notes.

        1.2 ISSUANCE AND SALE OF NOTES. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2.1 hereof) the Company will issue and sell the Notes to the Purchasers, and the Purchasers will purchase the Notes from the Company.

        1.3 ISSUANCE AND DELIVERY OF WARRANTS. At the Closing, the Company will issue and deliver to the Purchasers warrants (the "WARRANTS") to purchase up to an aggregate of 1,980,200 shares (subject to adjustment as provided in the Warrants) of the Company's Common Stock, at an exercise price of $4.04 per share (subject to adjustment as provided in the Warrants), as set forth on SCHEDULE 1 hereto, which Warrants shall be substantially in the form set forth in EXHIBIT B hereto.

        1.4 ALLOCATION OF PURCHASE PRICE. The Company and the Purchaser agree that the consideration paid for the Warrants and Notes shall be allocated, in proportion to each $1,000,000 of such consideration, $999,900 to the Notes and $100 to the Warrants.

     2. CLOSING; DELIVERY.

        2.1 CLOSING. The closing (the "CLOSING") of the purchase and sale of the Notes will occur on September __, 1997, or such other date as the parties may agree upon (the "CLOSING DATE"). The Closing will take place at the offices of Fenwick & West LLP, counsel to the Company, at Two Palo Alto Square, Palo Alto, California.

        2.2 DELIVERY. Subject to the terms of this Agreement, at the Closing (i) the Company will issue and deliver the Notes to the Purchasers,
(ii) the Purchasers will deliver to the Company by wire transfer the aggregate purchase price for the Notes shown as SCHEDULE 1, (iii) the Company will pay the expenses of the Purchasers as provided in Section 7.9, (iv) the Company will issue and deliver the Warrants to the Purchasers, (v) the Company, the Purchasers and certain

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existing stockholders of the Company will enter into the Amended and Restated
Investor Rights Agreement in substantially the form set forth in EXHIBIT C hereto (the "RIGHTS AGREEMENT"), (v) the Company, the Purchasers and certain existing stockholders of the Company will enter into a Right of Co-Sale Agreement in substantially the form set forth in EXHIBIT D hereto (the "Co-Sale Agreement"), and (vi) the parties will deliver such other documents as they are required to deliver pursuant to Section 5.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers, except as set forth on an exceptions letter (the "EXCEPTIONS LETTER") furnished to the Purchasers, as follows:

        3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and expected to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The Company has made available to the Purchasers true and complete copies of the certificate of incorporation and bylaws of the Company, as amended to date.

        3.2 CORPORATE POWER. The Company has all requisite legal and corporate power to enter into this Agreement, the Rights Agreement and the Co-Sale Agreement, to issue, sell, execute and deliver the Notes and Warrants hereunder and to carry out and perform its obligations under the terms of this Agreement, the Rights Agreement, the Co-Sale Agreement and the Notes and Warrants.

        3.3 SUBSIDIARIES. The Company does not control, directly or indirectly, or have an interest in, any other corporation, association or business entity.

        3.4 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company as of August 31, 1997 consists of:

             (a) PREFERRED STOCK. 18,000,000 shares of Preferred Stock, (i) 1,547,175 shares of which are designated Series A Preferred Stock, all of which are issued and outstanding, (ii) 1,237,439 shares of which are designated Series B Preferred Stock, of which 799,908 shares are issued and outstanding, (iii) 761,694 shares of which are designated Series C Preferred Stock, all of which are issued and outstanding, (iv) 5,251,003 shares of which are designated Series D Preferred Stock, of which 3,200,002 shares are issued and outstanding, (v) 1,315,864 shares of which are designated Series E Preferred Stock, all of which are issued and outstanding, (vi) 986,898 shares of which are designated Series F Preferred Stock, all of which are issued and outstanding, (vii) 6,360,381 shares of which are designated Series G Preferred Stock, of which 3,457,500 shares are issued and outstanding, and
(viii) 497,327 shares of which are designated Series H Preferred Stock, of which 493,827 shares are issued and outstanding. The rights, preferences and privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock are as stated in the Amended and Restated Certificate of Incorporation, a copy of which the Company has provided to the Purchasers (the "AMENDED CERTIFICATE").

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             (b) COMMON STOCK.  29,000,000 shares of Common Stock, of which
7,011,555 shares are issued and outstanding.

             (c) VALID ISSUANCE. All the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable and were issued in compliance with all federal and state securities laws.

             (d) OPTIONS AND CONVERTIBLE SECURITIES. There are no outstanding preemptive or other rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except for (i) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and the Debentures (as defined below), (ii) the rights provided in paragraph 2.3 of the Amended and Restated Investors Rights Agreement as in effect prior to the execution and delivery of the Rights Agreement (the "CURRENT RIGHTS AGREEMENT"), (iii) 3,202,292 shares of Common Stock reserved for issuance upon the exercise of outstanding options or awards granted or that may be granted under the Company's 1993 Equity Incentive Plan, (iv) 1,620,000 shares of Common Stock reserved for issuance upon the exercise of options or awards granted or that may be granted under the Company's Executive Incentive Plan, (v) 969,612 shares of Common Stock reserved for issuance upon the exercise of options or awards granted or that may be granted under the Company's 1996 Equity Incentive Plan, (vi) warrants to purchase up to 2,051,001 shares of Series D Preferred Stock and warrants to purchase up to 205,861 shares of Series B Preferred Stock granted or extended pursuant to the Convertible Note and Warrant Agreement dated as of June 12, 1996, (vii) warrants granted to Alex. Brown & Sons Incorporated to purchase at $3.83 per share up to 156,658 shares of Series G Preferred Stock, (viii) warrants to purchase up to 22,857 shares of Series B Preferred Stock and up to 15,665 shares of Series G Preferred Stock granted pursuant to certain equipment leasing agreements entered into by the Company and (ix) the rights granted to Gary M. Lauder under Section
4.3 of the Stock Purchase Agreement dated as of October 21, 1994 between the Company and Mr. Lauder (the "SERIES B AGREEMENT"), whereby the Company covenanted to Mr. Lauder that, as long as he holds at least 50% of the number of shares of Series B Preferred Stock purchased by him under the Series B Agreement, the Company will not, without his prior written consent, alter or change the powers, preferences or special rights of the Company's Series B Preferred Stock so as to affect them adversely without so affecting the entire class of Preferred Stock. Except for the Amended Certificate and Sections 4.2 and 4.3 of the Series B Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company. Substantially all the stockholders, option holders and warrant holders of the Company (excluding the holder of the warrant referred to in (viii) above) have entered into "market stand-off" agreements substantially similar to that set forth in Section 1.12 of the Current Rights Agreement. In the case of warrants the exercise period of which has been extended, such extensions were duly effected by all necessary corporate action. With respect to the liquidation preference participation rights of the Series D Preferred Stock and the Series E Preferred Stock that have been eliminated, such elimination was effected by all necessary corporate action.

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        3.5  AUTHORIZATION.

             (a) All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the issuance and sale of the Notes pursuant hereto, (ii) the issuance of the shares of Common Stock or other securities of the Company issuable upon conversion of the Notes (the "COMMON SHARES"), (iii) the issuance of the Warrants pursuant hereto, (iv) the issuance of the shares of Common Stock issuable upon exercise of the Warrants pursuant thereto (the "WARRANT SHARES"), and (v) the execution, delivery and performance by the Company of this Agreement, the Rights Agreement, the Co-Sale Agreement and the Notes and Warrants have been taken or will be taken prior to the Closing hereunder. This Agreement is, and upon execution and delivery the Rights Agreement, the Co-Sale Agreement and the Notes and Warrants will be, the valid and binding obligations of the Company enforceable against it in accordance with their respective terms.

             (b) The Notes and Warrants, when issued in compliance with the provisions of this Agreement, and the Common Shares and Warrant Shares, when issued in compliance with the Notes and Warrants, respectively, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Common Shares and Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed. The Company has reserved for issuance the Common Shares and the Warrant Shares.

             (c) No stockholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance and sale of the Notes and Warrants or the Common Shares and Warrant Shares, except those that have been complied with or waived.

        3.6 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, encumbrance, security interest, claim, equitable interest or charge, other than or resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen otherwise than in the ordinary course of business.

        3.7 MATERIAL CONTRACTS. Except for the agreements and instruments, stock options and warrants referred to in Section 3.4, the Company is not a party to any agreement or contract which is not in the ordinary course of business of the Company requiring payment by or to the Company of an amount in excess of $25,000.

        3.8 PATENTS, TRADEMARKS, ETC. The Company owns, or has the right to use (or can obtain the right to use on reasonable commercial terms), all patents, trademarks, service names, trade names, copyrights, licenses, trade secrets, inventions or other proprietary rights necessary to its business as now conducted or proposed to be conducted, and has not received a notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, and, to the Company's knowledge, there is no basis for any such claim. The Company is not aware of any violation by a third party of any of the Company's patents, trademarks, service marks, trade names, copyrights, trade secrets or other

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proprietary rights.  The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as currently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees made prior to their employment by the Company, except for inventions that have been assigned or licensed to the Company pursuant to assignments or licenses that were entered into by the Company on commercially reasonable terms.

        3.9 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of its charter documents, as amended, or any mortgage, indenture, contract, agreement, instrument, judgment, decree, writ or order by which the Company is bound or to which its properties are subject or any statute, rule, or regulation applicable to the Company, except for any violation that would not materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery and performance of and compliance with this Agreement, the Rights Agreement, the Co-Sale Agreement and the Notes and Warrants (including the issuance of the Common Shares and Warrant Shares), and the transactions provided for herein and therein will not result in any such violation and will not be in conflict with or constitute a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance, security interest, claim, equitable interest or charge upon any of the properties or assets of the Company pursuant to any of the foregoing. To the best of the Company's knowledge, all material instruments, licenses, contracts, leases or other agreements as amended or modified to date (collectively "CONTRACTS") to which the Company is a party are valid and binding and in full force and effect in all material respects, and the Company has not been notified by any party thereto of any such party's intention or desire to terminate or modify in any material respect any of such Contracts, or of any claim or threat that the Company has breached any of such Contracts. The Company has provided the Purchasers with access to all Contracts, including, without limitation, those listed in the Exceptions Letter.

        3.10 EMPLOYEES. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violations. Other than the Company's 40l-K plan and the incentive stock plans referred to in Section 3.4, the Company has no deferred compensation, pension, profit sharing, bonus, insurance, severance or any other similar employee benefit plan or arrangements covering any of its officers or employees. There are no asserted controversies or labor disputes or union organization activities pending or, to the knowledge of the Company, threatened, between it and its employees. Each employee of the Company has executed a Proprietary Information and Inventions Agreement, a copy of the form of which has been made available to the Purchasers. To

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the Company's knowledge, the Company has complied with all applicable state and federal equal employment opportunity and other laws related to employment.

        3.11 LITIGATION, ETC. There are no actions, suits, claims, proceedings or governmental investigations against the Company pending before any court or governmental agency or, to the Company's knowledge, threatened to be brought against the Company before any court or governmental agency, nor, to the Company's knowledge, is there any basis therefor, which, either in any case or in the aggregate, would result in any material adverse change in the business, prospects, affairs or operations of the Company, or in any material impairment of the right or ability of the Company to carry on its business, or in any material liability on the part of the Company, and none which questions the validity of this Agreement, the Rights Agreement, the Co-Sale Agreement, or the Notes and Warrants (including the issuance of the Common Shares and Warrant Shares) or any action taken or to be taken in connection herewith or therewith. The Company is not a party or subject to any writ, order, decree or judgment, and there is no action, suit or proceeding currently pending that the Company has originated.

        3.12 REGISTRATION RIGHTS. Except as provided in the Current Rights Agreement and in the Rights Agreement (when executed and delivered), the Company is not under any obligation to register (and has not agreed to register) any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act.

        3.13 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Rights Agreement, the Co-Sale Agreement or the Notes and Warrants, or the offer, sale or issuance of the Notes or Warrants or the consummation of any other transaction provided for herein or therein (including the issuance of Common Shares and Warrant Shares), except, if required, qualifications or filings under the Securities Act, the California Corporate Securities Law of 1968, as amended, and other applicable state securities laws, which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

        3.14 SECURITIES ACT. Subject to the accuracy of the Purchasers' representations in Section 4 hereof, the offer, sale and issuance of the Notes and Warrants in conformity with the terms of this Agreement and the issuance of the Common Shares upon conversion of the Notes constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

        3.15 INSURANCE. The Company has fire and casualty insurance policies, with extended coverage in full force and effect, with all premiums currently paid, sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its properties (including leased properties) that might be damaged or destroyed and adequate for the Company's business and, to the Company's knowledge, consistent with insurance coverage maintained by similar businesses.

        3.16 DISCLOSURE. No statement by the Company contained in this Agreement, including all exhibits, the Exceptions Letter and the Rights Agreement, Co-Sale Agreement, Notes and Warrants, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not

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misleading in light of the circumstances under which they were made.  The
Company has provided the Purchasers with all material information the Purchasers or their respective representatives have requested in connection with the Purchasers' decision to purchase the Notes and Warrants.

        3.17 TAXES. The Company has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to income tax returns required to be filed by it or pursuant to any assessment which has been received by it. The Company's sales tax returns through March 1995 have been audited with no deficiency assessment. Except for those returns, no federal or state income or sales tax return of the Company has been audited. No deficiency assessment or proposed adjustment of the Company's United States income tax, state or municipal taxes or sales taxes is pending, and the Company has no knowledge of any proposed liability for any tax to be imposed on its property or assets.

        3.18 TRANSACTIONS WITH PRINCIPALS. Except for employment, severance or other compensation arrangements referred to above, no employee, stockholder or director of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them.

        3.19 FINANCIAL STATEMENTS. The Company has delivered to the Purchasers audited balance sheets of the Company (including any subsidiaries) at March 31, 1997, March 31, 1996 and at March 31, 1995, audited statements of operations, stockholders' equity (deficiency) and cash flows for the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, an unaudited balance sheet at June 30, 1997 and an unaudited statement of operations for the three months ended June 30, 1997 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles and the Company's books and records, and fairly present the financial position of the Company at the date thereof and the results of operations, stockholders' equity and cash flows of the Company for the periods covered thereby (except, in the case of the unaudited financial statements, for normal audit adjustments. The Company has adopted a December 31 fiscal year end.

        3.20 CHANGES. Since March 31, 1997, there has not been any material change in the assets, liabilities, financial condition or operations of the Company other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is likely to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company, or to the knowledge of the Company, any other event or condition of any character that has materially and adversely affected, or threatened to materially or adversely affect, the results of operations, financial condition or business of the Company, including but not limited to the following: (a) any event which materially and adversely affects the Company's business as it is currently being conducted; (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company, other than the repurchase of unvested shares of Common Stock of the Company issued to employees, officers or directors of, or consultants to, the Company; (c) any waiver by the Company of a valuable right or of a material debt owed to it where such waiver has a material and adverse effect on the Company's

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financial condition or business as it is currently conducted; (d) any material change or amendment to a contract or arrangement by which the Company or any of its assets or properties is bound or subject where such change or amendment has a material and adverse effect on the Company's financial condition or business as it is currently conducted; (e) any commitment, transaction or other action by the Company other than in the ordinary course of business and consistent with past practice where such commitment, transaction or other action has a material and adverse effect on the Company's financial condition or business as it is currently conducted;
(f) any amendment or other change to the Amended Certificate or to the Bylaws of the Company (including any change of the Company's name); (g) any sale or other disposition of any material right, title or interest in or to any material assets or properties of the Company or any revenues derived therefrom other than in the ordinary course of business and consistent with past practice; (h) any creation, incurrence or assumption of any indebtedness for money borrowed by the Company exceeding $25,000 (not including net increases in accounts payable incurred in the ordinary course of the Company's business); (i) any material capital expenditures by the Company not in the ordinary course of business; (j) any material change in any accounting principle or method (other than normal adjustments as a result of the audit of the Company's financial statements for fiscal 1997) or in any election for federal income tax purposes used by the Company; or (k) any authorization, approval, agreement or commitment to do any of the foregoing.

        3.21 MINUTE BOOKS. The minute books of the Company made available to the Purchasers contain a complete summary of all meetings of directors and stockholders since the date of the Company's incorporation. The most recent minutes furnished by the Company to Purchaser were for the Board meeting held August 29, 1997. The Company has, however, provided Purchaser with a draft of the minutes for the meeting held September 12, 1997. There were no duly convened meetings of the Company's Board of Directors between those dates.

        3.22 PERMITS. The Company has all permits, licenses and any similar authority necessary, to its knowledge, for the conduct of its business as now conducted by it, the lack of which would materially and adversely affect the properties, prospects or financial condition of the Company, except for any licenses which the Company can obtain without undue effort or expense.

        3.23 ENVIRONMENTAL AND SAFETY LAWS. The Company is not, to its knowledge, in violation of any applicable statute, law or regulation relating to environment (including disposal of waste products and effluents) or occupation, health and safety, except for any violation which the Company could cure without making material expenditures or without materially changing its business or operations.

        3.24 MANUFACTURING AND MARKETING RIGHTS. Except for the Intel License and the Sharp Agreements, the Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other persons, and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, other than license agreements entered into in the ordinary course of business. The Company has identified satisfactory back-up manufacturing sources for its current products, and is seeking manufacturing arrangements with one or more manufacturers for certain of its other products. The Company currently has adequate sources for the components of its current products and those currently under development, except that the Company has a single source for certain of its components (including the 64 QAM modulation chip and the 286 c.p.u. chip), and a disruption in the supply of such components could have a material adverse effect on the Company, its business and its operations.

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          3.25 INVENTORY. The Company's inventory and work in process are in good condition, not obsolete, and salable in the ordinary course of the Company's business, except for obsolete inventory that the Company has fully reserved for in its Financial Statements (the reserve is approximately $450,000).

         3.26 CONTINUING DEVELOPMENT. The Company is in the development stage and has and continues to provide products to customers for testing. As the Company receives input from customers with respect to the operation of its products, including descriptions of issues, problems and complaints, the Company responds with improvements in its products and related services.
That process is ongoing. While the issues, problems and complaints that customers have had with the Company's products during their various stages of development are not immaterial, the Company believes that it has responded appropriately with respect to these matters in the past and that it fully anticipates being able to respond appropriately with respect to such matters in the future as well.

          3.27 CANCELED PURCHASE ORDERS. The Company has from time to time had purchase orders rescinded, continued or modified, although such rescission, continuance or modification has not had a material adverse effect on the Company's business or prospects as described in the Business Plan.

          3.28 LEASES. The Company leases properties (a) in New Jersey at 106 Apple Street, Tinton Falls (which lease expires September 16, 1998); (b) in San Francisco at 500 Sansome Street (which lease expires March 9, 2002); (c) in Cupertino (the Company's principal place of business) at 10161 Bubb Road (which lease expires May 31, 1998), subject to a three year option to renew exercisable between the ninth and sixth month preceding the end of the term). The Company is also the Sublessee (with Norian Corporation as Sublessor) at 10201 Bubb Road in Cupertino (which sublease expires September 30, 1998), and the Sublessee (with Digital Chef Inc. as Sublessor) at 10351 Bubb Road in Cupertino (which sublease expires June 14, 1998).

          3.29 TRIALS. The Company's trials in Minnesota of wireless internet access systems is proceeding in a reasonably satisfactory manner.

          3.30 Each of the current executive officers, members of the Board of Directors, and greater than five percent stockholders of the Company has entered into a Market Stand-Off Agreement of equivalent duration and effect to that described under Section 4.4 of this Agreement with respect to the securities of the Company beneficially owned by such person.

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND RESTRICTIONS ON TRANSFER IMPOSED BY THE SECURITIES ACT AND STATE SECURITIES LAWS.

     4.1 REPRESENTATIONS AND WARRANTIES BY PURCHASER. Each of the Purchasers severally and not jointly represents and warrants to the Company as follows (the Company is entering into this Agreement with each Purchaser in reliance upon such Purchaser's representations to the Company set forth below, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms with respect to such Purchaser only and not with respect to any other Purchaser):

          (a) The Notes and Common Shares issuable upon conversion thereof, and the Warrants and the Warrant Shares issuable upon exercise thereof, to be acquired by

Purchaser are being acquired by Purchaser for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or other disposition of any part thereof. Purchaser has no present intention of selling, granting any participation in, or otherwise disposing of the Notes or Common Shares, or the Warrants or Warrant Shares, or any interest therein. Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person (or to any other person) with respect to the Notes or Common Shares, or the Warrants or Warrant Shares. Purchaser has not offered to sell the Notes or Warrants or Common Shares or Warrant Shares to any other person.

          (b) Purchaser understands that the Notes and Warrants, and the Common Shares and Warrant Shares, have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") is in reliance upon the exemptions or under state securities laws from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and in reliance upon certain exemptions from the registration requirements of applicable state securities laws. The Company has no present intention of registering the Notes or Warrants or the Common Shares or Warrant Shares. The Notes and Warrants, and Common Shares and Warrant Shares, must be held by Purchaser indefinitely (unless sold by Purchaser in a registered offering or pursuant to valid exemptions from the requirements of registration under the Securities Act and the applicable state securities laws). Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities law or is exempt from registration. Purchaser further understands that the exemptions from registration relied upon by the Company depend upon, among other things, the bona fide nature of Purchaser's investment intent expressed above and Purchaser's other representations herein.

          (c) During the negotiation of the transactions contemplated herein, Purchaser and Purchaser's representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the Company, and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein (including purchase of the Notes and Warrants and Common Shares and Warrant Shares).

          (d) Purchaser and Purchaser's representatives and legal counsel have been solely responsible for Purchaser's own "due diligence" investigation of the Company and its management and business, for Purchaser's own analysis of the merits and risks of this investment, and for Purchaser's own analysis of the fairness and desirability of the terms of the investment.
 In taking any action or performing any role relative to the arranging of the proposed investment, Purchaser has acted solely in Purchaser's own interest, and neither Purchaser nor any agent or employee of Purchaser has acted as an agent of the Company. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the purchase of the Notes and Warrants (and Common Shares and Warrant Shares) pursuant to the terms of this Agreement and of protecting Purchaser's interests in connection therewith. Purchaser acknowledges that the Exceptions Letter is provided to Purchaser strictly for

Purchaser's use in connection with its purchase of the Notes hereunder, and Purchaser agrees to keep the Exceptions Letter confidential and not disclose any information contained therein to others (other than Purchaser's counsel and representatives in connection with this investment) without the prior written consent of the Company.

          (e) Purchaser represents that: (i) Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act;
(ii) Purchaser has the ability to bear the economic risks inherent in Purchaser's investment in the Notes and Warrants and Common Shares and Warrant Shares; (iii) Purchaser is able, without materially impairing its financial condition, to hold the Notes and Warrants and Common Shares and Warrant Shares for an indefinite period of time and to suffer a complete loss of its investment; and (iv) Purchaser understands and has fully considered for purposes of this investment the risks of this investment and understands that: (1) the Company is an enterprise with limited financial and operating history; (2) the Notes and Warrants and the Common Shares and Warrant Shares represent an extremely speculative investment which involves a high degree of risk of loss; (3) there are substantial restrictions on the transferability of, and there may be no public market for, the Notes and Warrants and the Common Shares and Warrant Shares, and, accordingly, it may not be possible for Purchaser to liquidate its investment in the Notes and Warrants and the Common Shares and Warrant Shares; and (4) there have been no representations as to the present or possible future value, if any, of the Notes and Warrants and the Common Shares and Warrant Shares.

          (f) Purchaser has the full right, power and authority to enter into and perform Purchaser's obligations under this Agreement, the Rights Agreement, and the Co-Sale Agreement and each of this Agreement, the Rights Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

          (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Purchaser is required in connection with the valid execution, delivery and performance by Purchaser of this Agreement, the Rights Agreement or the Co-Sale Agreement; neither the execution, the delivery nor the performance of this Agreement, the Rights Agreement or the Co-Sale Agreement by Purchaser is or will be in violation of any applicable statute, law or regulation.

     4.2 LEGENDS. The Notes and Warrants, and each certificate representing any Common Shares or Warrant Shares, may be endorsed with the following legends (or any legends substantially to the same effect):

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN

INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) Any other legends as the Company may reasonably deem to be required by California law or other applicable state securities laws.

In order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing the Notes or any Common Shares, or, if the Company transfers its own securities, that it may make appropriate notations to the same effect in the Company's records.

     4.3 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to Section 4.2 and the stop transfer instructions or notations with respect to the Notes or Warrants or Common Shares or Warrant Shares shall be removed, and the Company shall issue a certificate without such legend to the holder thereof, if the Notes or Warrants or Common Shares or Warrant Shares are registered under the Securities Act (and a prospectus meeting the requirements of Section 10 of the Securities Act is available) and are registered under applicable state securities law, if such legend and instructions may be properly removed under the terms of Rule 144 promulgated under the Securities Act and under any applicable state securities law or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that any resale, transfer or assignment of the Notes or Warrants or Common Shares or Warrant Shares may be made without registration.

     4.4 "MARKET STAND-OFF". Each Purchaser on behalf of such Purchaser only hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, such signatory shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees, or affiliates, of such Purchaser who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration and except to the extent otherwise consented to by the Company and such underwriter. To the extent that any officer or director of the Company has not entered into a market stand-off agreement of equivalent duration and effect with respect to any Company securities beneficially owned by such officer or director, the Company shall use best efforts to require each officer and director of the Company to enter into such an agreement.

     5. CONDITIONS TO CLOSINGS.

        5.1 CONDITIONS TO OBLIGATIONS OF PURCHASERS AT CLOSING. The obligation of each Purchaser to purchase the Notes and Warrants at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by Purchaser pursuant to the terms of Section 7.1:

          (a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in
Section 3 of this Agreement and in the Notes shall be true and complete in all material respects (i) on the date hereof (except where explicitly made as of a different date) and (ii) on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date (except where explicitly made as of a different date); the Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

          (b) CONSENTS AND WAIVERS. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution, issuance, delivery and performance by the Company of this Agreement, the Rights Agreement, the Co-Sale Agreement or the Notes or Warrants), permits and waivers necessary or appropriate for consummation of the transactions provided for in this Agreement, Rights Agreement, the Co-Sale Agreement and the Notes and Warrants.

          (c) RIGHTS AGREEMENT AND CO-SALE AGREEMENT. The Company and the existing stockholders of the Company whose signatures are required shall have executed and delivered the Rights Agreement and the Co-Sale Agreement.

          (d) COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate, executed on behalf of the Company by its Chief Executive Officer, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 5.1.

          (e) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions hereby contemplated to occur at the Closing, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

      5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING. The Company's obligation to issue and sell the Notes and Warrants at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and complete in all material respects (i) on the date hereof and (ii) on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          (b) CONSENTS AND WAIVERS. The Purchasers shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution, delivery and performance by the Purchasers of this Agreement), permits and waivers necessary or appropriate for the consummation by the Purchasers of the transactions provided for in this Agreement or in the Notes or Warrants.

  6. AFFIRMATIVE AND NEGATIVE COVENANTS. The Company hereby covenants and agrees with the Purchasers as follows (the following covenants and agreements shall continue as long as the Notes remain outstanding, unless an earlier expiration date is indicated below):

     6.1 INSPECTION RIGHTS. Until the Company consummates the closing of the Company's first offer and sale of securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), filed with and declared effective by the Securities and Exchange Commission (an "INITIAL PUBLIC OFFERING"), the Company will permit representatives of each Purchaser to visit and inspect any of its properties and to examine and make copies of its non-privileged books and records and to discuss its affairs, finances and accounts with its officers, employees and agents all at such reasonable times and as often as may reasonably be desired. Each Purchaser agrees to keep such information confidential and not to buy or sell the Company's securities while in the possession of material non-public information regarding the Company.

     6.2 BOARD VISITATION RIGHTS. Until the Company consummates the closing of its Initial Public Offering, the Company will permit one representative of all the Purchasers to attend all Board of Director meetings in a non-voting capacity, and shall provide such representative with copies of all non-privileged information otherwise distributed to members of the Board of Directors. Each Purchaser agrees to keep such information confidential.

     6.3 DIVIDENDS AND DISTRIBUTIONS. The Company will not pay any dividends to any stockholder or effect any distribution of the Company's assets to any stockholder (other than payments in the ordinary course of the Company's business or repurchases in accordance with the terms of the Company's equity incentive plans of shares issued under such plans).

     6.4 ENCUMBRANCES AND LIENS. Except as provided in the Notes, the Company will not create, assume or suffer to exist, any mortgage, pledge, security interest, encumbrance or lien on property of any kind, real, personal or mixed, now owned or hereafter acquired, or upon the income or profits thereof, except (i) as already existed prior to the execution of this Agreement; (ii) for minor encumbrances and easements on real property which do not affect its market value, (iii) for purchase money interests (which includes mortgages, conditional sale contracts, capitalized leases and similar title retention or deferred purchase devices) encumbering only the property purchased and existing liens on purchased property in the ordinary course of business, or (iv) for any extension, renewal or replacement of the foregoing in the ordinary course of business.

     6.5 AFFILIATES. The Company will not enter into or perform any transaction with any person or entity who controls or is controlled by or under common control with the Company (an "Affiliate"), except on terms no less favorable to the Company than would be available in a bona fide arms length transaction with a non-Affiliate.

     6.6 PAYMENT OF OBLIGATIONS. The Company will pay and discharge promptly all taxes, assessments and other governmental charges and claims levied or imposed upon it or its property, or any part thereof, provided, however, that the Company will have the right to contest in good faith any such taxes, assessments, charges or claims, and pending the outcome of such contest, to delay or refuse payment thereof provided that adequate funded reserves are established.

     6.7 MAINTENANCE OF CORPORATE EXISTENCE AND PRINCIPAL PLACE OF BUSINESS. The Company will maintain and preserve its existence and assets and all rights, franchises and other authority necessary for the conduct or its business and will maintain and preserve its property, equipment and facilities in commercially useful order, condition and repair. The Company will not change its corporate name or dba without the prior written consent of Purchasers holding a majority of the then-outstanding principal amount of the Notes, which consent shall not be unreasonably withheld by the Purchasers. The Company will not move its principal place of business outside California without the prior written consent of Purchasers holding a majority of the then-outstanding principal amount of the Notes, which consent shall not be unreasonably withheld by the Purchasers.

     6.8 MAINTENANCE OF COMMERCIAL RELATIONSHIPS. The Company shall use commercially reasonable efforts to preserve its contracts and leases material to its business and to preserve the goodwill of and maintain the existing relationships with its customers, suppliers and personnel which are beneficial to the business of the Company.

     6.9 INSURANCE. The Company will keep all of its insurable property, real, personal, or mixed, insured by good and responsible companies against fire, accident and such other risks as are customarily insured against by companies conducting similar business with respect to like properties and in amounts of coverage as are commercially reasonable. The Company will maintain adequate worker's compensation insurance and adequate insurance against liability for damage to persons or property.

     6.10 COMPLIANCE WITH LAWS AND REGULATIONS. The Company will use its best efforts to ensure that it does not violate any federal, state, local or foreign law, ordinance or regulations or any order, judgment, injunction or decree or any court, arbitrator or governmental body which are material to the conduct of the Company's business, including without limitation laws relating to pollution or protection of the environment, labor and employment practices, health and safety, and importing and exporting goods and services.

     6.11 CAPITAL EXPENDITURES. The Company will not (i) make any plant or fixed capital expenditure, or any commitment therefor, or purchase any personal property or replacement equipment in excess of $1.5 million during the twelve month period ending March 31, 1998, in excess of $2.5 million during the twelve month period ending March 31, 1999, in excess of $5.5 million during the twelve month period ending March 31, 2000 and in excess of $11.0 million during the twelve month period ending March 31, 2001; provided, however, that such limits will be increased by a percentage equal to that percentage by which the current fiscal year's net revenues exceed the current fiscal year's projected net revenues.

     6.12 KEY MAN LIFE. The Company will obtain and maintain key man life insurance on Mr. Carl S. Ledbetter ("Ledbetter") for so long as Ledbetter remains Chief Executive Officer of the Company, with proceeds payable to the Company.

     6.13 ADDITIONAL COVENANTS. The Company will not, without the consent of Purchasers holding a majority of the then-outstanding principal amount of the
Notes:

     (a) create or authorize the creation or issuance of any additional class or shares of capital stock, or any shares of any existing class of capital stock, or create or authorize any obligation or security convertible into shares of any class of capital stock, or issue, grant or sell any options, warrants or other rights to acquire any shares of capital stock of the Company (except pursuant to existing stock or stock option plans of the Company);

     (b) engage in any business other than the business presently conducted by the Company and businesses reasonably ancillary thereto, or take any action for the purpose of substantially changing the nature or character of its business as it is presently conducted;

     (c) assume or incur any indebtedness for borrowed money or guarantee any such indebtedness, or issue or sell any debt securities or rights to acquire any debt securities, or guarantee any debt securities of others, or create any mortgages, liens, security interests or other encumbrances on the property of the Company in connection with any indebtedness thereof, or enter into any "keep well" or other agreement or arrangement to maintain the financial condition of another person, other than (i) purchase money indebtedness in an amount not in excess of $100,000 per single transaction or $500,000 in the aggregate in any calendar year, (ii) guarantees of the Company's trade accounts in the ordinary course of business consistent with past practice, (iii) any renewal, extension or refinancing of any indebtedness existing as of the date hereof, in an amount not in excess of the amount of indebtedness being renewed, extended or refinanced, and on terms not less favorable to the company than those of the indebtedness being renewed, extended or refinanced, or (iv) an increase in the amount of Senior Indebtedness not in excess of $5,000,000;

     (d) enter into, become a party to, become subject to or authorize any agreement or instrument which would restrict, prohibit or interfere with the Company's performance of its obligations under the terms of the Company's charter documents, bylaws, or this Agreement, the Notes or the Warrants;

     (e) have outstanding, or acquire or commit itself to acquire or hold, any investment except (i) investments in marketable direct obligations issued or guaranteed by the United States of America that mature within one year from the date of acquisition thereof or which are subject to a repurchase agreement, exercisable within ninety (90) days from the date of acquisition of such agreement, with any commercial bank or trust company incorporated under the laws of the United States of America or any State thereof or the District of Columbia, (ii) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at the date of acquisition thereof, the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation, (iii) investments in bankers' acceptances eligible for rediscount under Federal Reserve Board requirements accepted by any commercial bank or trust company referred to in clause (i) hereof, (iv) investments in deposits or certificates of deposit maturing within one year from the date of acquisition thereof issued by any commercial bank or trust company referred to in clause (i) hereof and having capital and surplus of at least $100,000,000, (v) investments in certificates of deposit issued by banks organized under the laws of any other jurisdiction, each having combined capital and surplus of not less than $100,000,000, and (vi) investments in securities issued by subsidiaries of the Company;

     (f) make, declare or pay any dividends or make any distributions on any of its capital stock or make any other distribution of assets in respect of its capital stock, or purchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into

Common Stock, except that the Company may do so (i) in connection with the termination of any director, officer, employee, agent or consultant of the Company, or (ii) as permitted by an employee benefit plan, contract or arrangement that has been approved by the Board of Directors of the Company;

     (g) make any loans on advances other than (i) for travel, entertainment and similar expenses in the ordinary course of business consistent with past practice, (ii) pursuant to any employee stock option plan or stock purchase agreement of the Company, or (iii) advances to employees in an aggregate amount not in excess of $25,000;

     (h) engage in any transaction involving payments by the Company in excess of $25,000 in any single calendar year with any other person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, including without limitation any person who is a director, officer, employee or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of the Company, any member of the family of any such person, or any corporation, trust, partnership or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof (each an "Affiliate"), except in the ordinary course of business and pursuant to the reasonable requirements of the Company's business and upon terms no less favorable to the Company than would have been obtainable from a person who is not an Affiliate on an arms'-length basis in the ordinary course of business;

     (i) modify, rescind, terminate, waive, release or otherwise amend in any material respect any of the terms or provisions (i) relating to non-competition or confidential or proprietary information and contained in any agreement, document or instrument with or relating to any of its employees, officers, directors or other related parties, or to fail to enforce any such provision, or fail to avail itself of all the rights and remedies thereunder, or (ii) of this Agreement; or

     (j) merge or consolidate with any other corporation or sell all or substantially all of its assets or effect a voluntary dissolution, liquidation or winding up of the Company.

  7. MISCELLANEOUS.

     7.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement shall automatically terminate at such time after the Closing Date as the Notes are no longer outstanding, or on October 31, 1997 if the Closing has not then been completed.

     7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     7.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the Closing.

     7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company may not assign its rights or delegate its duties under this Agreement, the Rights Agreement, the Co-Sale Agreement or the Notes and Warrants, except by operation of law or with the prior written consent of the Purchasers holding a majority of the then-outstanding principal amount of the Notes. Each Purchaser may assign or transfer its rights hereunder in addition to the Notes and Warrants, and the Common Shares and Warrant Shares, in whole or in part, to any affiliate of Purchaser or any entity for which Purchaser or any of its affiliates serves as general partner and/or investment advisor or in a similar capacity, and to all mutual funds, or other pooled investment vehicles or entities, under the control or management of such Purchaser or the general partner or investment advisor thereof, or any affiliate of any of the foregoing.

     7.5 ENTIRE AGREEMENT. This Agreement, the exhibits to this Agreement and the Exceptions Letter constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and replace any prior or concurrent agreements, understandings or representations between the Company and the Purchasers.

     7.6 NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by first class mail, postage prepaid, addressed or sent (a) if to Purchaser, at the address of Purchaser set forth opposite such Purchaser's name on SCHEDULE 1, or at such other address or number as such Purchaser shall have furnished to the Company in writing, with a copy to Victor J. Paci, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston, MA 02110 or (b) if to the Company, at the address set forth above or facsimile no.:
(408) 725-2439, or at such other address or number as the Company shall have furnished to Purchaser in writing, with a copy to Edwin N. Lowe, Esq., Fenwick & West LLP, Two Palo Alto Square, Palo Alto, CA 94306.

    7.7 SEPARABILITY. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.8 FINDER'S FEES.

       (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement other than a finders fee to Mr. Lee in the amount of four percent with respect to $2,000,000 principal amount of Notes purchased pursuant to this Agreement, payable in stock or cash at the Company's election, and (ii) hereby agrees to indemnify and to hold Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any other broker or person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

       (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker, in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

     7.9 EXPENSES AND FEES. The Company will bear the actual expenses, including fees and disbursements of counsel, incurred by Tudor Global Trading, Inc. with respect to this Agreement and the transactions provided for herein up to a maximum aggregate amount of $40,000, which shall be payable to Bingham, Dana & Gould LLP at closing. Except for the immediately preceding sentence, the Company and each Purchaser shall each bear these respective expenses and legal fees incurred with respect to this Agreement and such transaction. In the event any litigation between the parties arises out of, in connection with or with respect to this Agreement, the prevailing party shall be entitled to receive from the nonprevailing party the reasonable costs and expenses incurred by the prevailing party (including attorneys fees) in connection with such litigation.

      7.10 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      7.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      7.12 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchasers' part of any breach or default under this Agreement, or any waiver on the Purchasers' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers', shall be cumulative and not alternative.

      7.13 FUTURE EMPLOYEE AGREEMENTS AND ISSUANCES. The Company will require that all future employees of the Company enter into Proprietary Information and Inventions Agreements in substantially the form attached as EXHIBIT E, with such amendments thereto or deviations therefrom as the Company's Chief Executive Officer or Board of Directors may from time to time deem appropriate. All future issuances of securities of the Company to employees, officers and consultants shall be made pursuant to stock purchase or stock option agreements approved by the Company's Board of Directors, and including a "market stand-off" provision substantially similar to that set forth in Section 1.12 of the Rights Agreement or such other terms as the Board of Directors may approve.

IN WITNESS WHEREOF, the parties have executed this Convertible Subordinated Promissory Note Purchase Agreement as of the day and year first above written.

                                       "COMPANY"

                                       HYBRID NETWORKS, INC.

                                       By: /S/ Carl S. Ledbetter
                                          -------------------------------
                                       Its: President and CEO
                                           ------------------------------

                                       "PURCHASERS"

                                       TUDOR BVI FUTURES, LTD.
                                       By: Tudor Investment Corporation,
                                           Investment Adviser
                                           By: /S/ Robert P. Forlenza
                                              ----------------------------
                                              Robert P. Forlenza,
                                              Vice President

                                        TUDOR ARBITRAGE PARTNERS, L.P.

                                        By: Tudor Global Trading, Inc.,
                                            General Partner
                                            By: /S/ Robert P. Forlenza
                                               ---------------------------
                                               Robert P. Forlenza,
                                               Vice President

                                        RAPTOR GLOBAL FUND, LTD.

                                        By: Tudor Investment Corporation,
                                            Investment Adviser
                                            By: /S/ Robert P. Forlenza
                                               ----------------------------
                                               Robert P. Forlenza,
                                               Vice President

                                        RAPTOR GLOBAL FUND, L.P.

                                        By: Tudor Investment Corporation,
                                            General Partner
                                            By: /S/ Robert P. Forlenza
                                               ----------------------------
                                               Robert P. Forlenza,
                                               Vice President

SIGNATURE PAGE TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       SEQUOIA CAPITAL VI

                                       By: /S/ Michael Moritz
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       SEQUOIA TECHNOLOGY PARTNERS VI

                                       By: /S/ Michael Moritz
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       SEQUOIA XXIV

                                       By: /S/ Michael Moritz
                                          ---------------------------------
                                       Its:
                                           --------------------------------

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       ACCEL IV L.P.

                                       By: /S/ G. Carter Sednaoui
                                          ---------------------------------
                                       Its: General Partner
                                           --------------------------------

                                       ACCEL INVESTORS '95 L.P.

                                       By: /S/ G. Carter Sednaoui
                                          ---------------------------------
                                       Its: General Partner
                                           --------------------------------

                                       ACCEL KEIRETSU L.P.

                                       By: /S/ G. Carter Sednaoui
                                          ---------------------------------
                                       Its: Chief Financial Officer
                                           --------------------------------


                                       ELLMORE C. PATTERSON PARTNERS

                                       By: /s/ Company Officer
                                          ---------------------------------
                                       Its: General Partner
                                           --------------------------------

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       AT & T VENTURES

                                       By: /S/ Neal Douglas
                                          ---------------------------------
                                       Its: General Partner
                                           --------------------------------

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       OSCCO III, L.P.

                                       By: /S/ Stephen Halprin
                                          ---------------------------------
                                       Its: General Partner
                                           --------------------------------

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       /S/ Daniel E. Steimle
                                       ------------------------------------
                                       Daniel E. Steimle

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       888 GROUP

                                       By: /S/ David Hayes
                                          ---------------------------------
                                       Its: /S/ Company Officer
                                           --------------------------------
                                           Company Officer

SIGNATURE PAGE  TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

                                       /S/ Bradford J. Shafer
                                       ------------------------------------
                                       Bradford J. Shafer

Signature Page  to Convertible Subordinated Promissory Note Purchase Agreement

                                    K. PHILLIP HWANG

                                    By: /s/ K. Phillip Hwang
                                        ------------------------
                                    Its:
                                        ------------------------

Signature Page  to Convertible Subordinated Promissory Note Purchase Agreement

                                    J. F. SHEA CO., INC.

                                    By: /s/ Edmund Shea, Jr.
                                        ------------------------

                                    Its: Vice President
                                        ------------------------

Signature Page  to Convertible Subordinated Promissory Note Purchase Agreement



                                        /s/ Gary Lauder
                                        ------------------------
                                        Gary M. Lauder

Schedule:
--------

1.  List of Purchasers


Exhibits:
--------

A.  Form of Subordinated Convertible Promissory Note
B.  Form of Common Stock Purchase Warrant
C.  Form of Rights Agreement
D.  Form of Right of Co-Sale Agreement
E.  Proprietary Information and Inventions Agreement

                                     SCHEDULE 1

                         PURCHASERS AND AMOUNTS PURCHASED


PURCHASER NAME & ADDRESS           NOTES PURCHASED       WARRANTS PURCHASED
------------------------           ---------------       ------------------

Tudor BVI Future, Ltd.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                    $1,842,667           182,440-456,106

Tudor Arbitrage Partners, L.P.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                    $  471,333           46,667-116,667

Raptor Global Fund Ltd.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                    $1,218,000           120,593-301,486

Raptor Global Fund L.P.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                    $  468,000            46,336-115-841

Sequoia Capital VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                   $  273,000            27,029-67,574

Sequoia Technology Partners VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                   $   15,000             1,485-3,713

Sequoia XXIV
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                   $   12,000             1,188-2,970

PURCHASER NAME & ADDRESS           NOTES PURCHASED       WARRANTS PURCHASED
------------------------           ---------------       ------------------

Accel IV L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui               $  229,000            22,673-56,683

Accel Investors '95 L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui               $   10,750             1,064-2,661

Accel Keiretsu L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui               $    4,750              470-1,176

Ellmore C. Patterson Partners
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui               $    5,500               545-1,361

AT&T Ventures
3000 Sand Hill Road
Building 1, Suite 285
Menlo Park, CA  94025
Attn:  Neal Douglas                  $  257,201            25,465-63,664

OSCCO III, L.P.
3000 Sand Hill Road
Building 1, Suite 290
Menlo Park, CA  94025
Attn:  Stephen E. Halprin            $  200,000            19,802-49,505

Gary M. Lauder
88 Mercedes Lane
Atherton, CA  94027                  $  100,000             9,901-24,753

888 Group
555 California Street
Suite 2200
San Francisco, CA  94104
Attn:  David Hayes                   $  125,000            12,376-30,941

PURCHASER NAME & ADDRESS           NOTES PURCHASED       WARRANTS PURCHASED
------------------------           ---------------       ------------------

Daniel E. Steimle
P.O. Box 928
Occidental, CA 95465                 $  500,000            49,505-123,763

Bradford J. Shafer
Heartport, Inc.
200 Chesapeake Drive
Redwood City, CA  94063              $   50,000             4,950-12,376

J.F. Shea Co., Inc.
655 Brea Canyon Road
Walnut, CA  91789-3010               $  100,000             9,901-24,753

Mr. K. Philip Hwang
2345 Harris Way
San Jose, CA  95131-1413             $1,000,000             99,009-247,525

TOTAL:                               $6,882,201           681,399-1,703,517
                                     ----------           -----------------
                                     ----------           -----------------

                                  EXHIBIT A

NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON EXERCISE OF THE CONVERSION RIGHTS SET FORTH IN THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON EXERCISE OF THE CONVERSION RIGHTS SET FORTH IN THIS NOTE CAN BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAWS BEEN REGISTERED UNDER SUCH ACT AND UNDER THE APPLICABLE SATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                            HYBRID NETWORKS, INC.

                        CONVERTIBLE SUBORDINATED NOTE

$___________
                                                           Palo Alto, California
                                                              September __, 1997

     FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in this convertible subordinated note (this "NOTE"), HYBRID NETWORKS, INC., a Delaware corporation, with its principal place of business at 10161 Bubb Road, Cupertino, California 95014-4167 (the "COMPANY"), absolutely and unconditionally promises to pay to the order of _______________________, a ____________ company (the "HOLDER"), at the Holder's offices at c/o Tudor Global Trading, Inc., 40 Rowes Wharf, Boston, Massachusetts 02110, the principal amount of __________________________ dollars ($____________), together with interest as specified in Section 2(a).

     This Note is one of a limited number of Convertible Subordinated Notes (the "Convertible Subordinated Notes") in the aggregate principal amount of up to Eight Million Dollars ($8,000,000), issued pursuant to that certain Subordinated Promissory Note Purchase Agreement (the "Agreement") dated as of the date hereof by and among the Company and those certain purchasers identified on Schedule 1 thereto, including the Holder. The Company agrees to make all payments (including prepayments) on the Convertible Subordinated Notes in proportion to the respective principal amounts of each such note outstanding from time to time.

     SECTION 1. MATURITY; WAIVERS. The entire principal amount hereof, and all unpaid interest thereon, shall become due and payable on the Maturity Date (as defined in Section 3 hereof). The Company and any endorser and guarantor of this Note or the obligations represented hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time payment or any other indulgence, to any addition, substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     SECTION 2. INTEREST. This Note shall bear interest on the principal amount outstanding and unpaid from time to time (a) from the date hereof through and including the earlier of (i) March 30, 1998 and (ii) the date on which such principal amount, together with all accrued but unpaid interest thereon, is paid or discharged in full, if such date is on or before March 30, 1998, at the rate of 10% per annum, and (b) if all or any portion of said principal amount, together with all accrued but unpaid interest thereon, shall remain outstanding after March 30, 1998, then from and after March 30, 1998 through and including the date on which such principal amount, together with all accrued but unpaid interest thereon, is paid or discharged in full, at the rate of 18% per annum. Interest shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed and shall be payable quarterly in arrears on the last day of each quarter, commencing on September 30, 1998, with a final payment of all accrued and unpaid interest upon the Maturity Date.

     SECTION 3. PRINCIPAL PAYMENT; PREPAYMENT. All unpaid principal and interest outstanding hereunder, together with all fees and expenses (if any) payable hereunder, shall become immediately due and payable upon the earliest to occur of the following (the "MATURITY DATE"):

     (a) the closing of the first public offering of the Company's Common Stock, $.001 par value per share (the "Common Stock"), and/or shares of any other class of the Company's capital stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act");

     (b) any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all of the Company's assets, or any merger, consolidation or reorganization as a result of which the Company is not the surviving corporation or, if the Company is the surviving corporation, as a result of which the holders of voting stock of the Company immediately prior to such merger, consolidation or reorganization do not represent a majority of the voting stock of the surviving corporation, or the dissolution of the Company, or the sale, in a single transaction or series of related transactions, of a majority of the Company's voting capital stock (whether newly issued or from treasury, or previously issued and then outstanding, or any combination thereof);

     (c) any Bankruptcy Event (as defined in Section 5(g) hereof); and

     (d) September 30, 1998.

     The Company shall have the right to prepay, in whole or in part, the unpaid principal amount of this Note on fifteen (15) business days' prior written notice to the Holder. Any notice of prepayment given pursuant to this Section 3 shall not act to restrict or limit any rights which the Holder may have at the time of receipt of such notice to convert this Note pursuant to, and in accordance with, Section 7 below. Any prepayment of the principal amount of this Note shall be made without premium or prepayment penalty, PROVIDED that the Company shall pay all accrued interest to the date of prepayment on the principal amount prepaid. All payments to be made by the Company hereunder shall be made in U.S. dollars in cash without setoff or counterclaim and without any withholding or deduction whatsoever.

     SECTION 4. REPRESENTATIONS, WARRANTIES OF THE COMPANY AND OF THE HOLDER. The representations and warranties of the Company and of the Holder contained in Sections 3 and 4
of the Purchase Agreement, respectively, are hereby incorporated by reference in their entirety and made a part of this Note as fully as if restated herein.

     SECTION 5. ACCELERATION EVENTS. If any of the following events or circumstances (each an "ACCELERATION EVENT") shall occur:

     (a) the Company's failure to meet its payment obligations when due under this Note, including without limitation, the due and punctual payment of any principal or interest due and payable hereunder;

     (b) The Company commits a material breach or default of any of the covenants or in the punctual performance of its other obligations under this Note, the Purchase Agreement or that certain Stock Purchase Warrant of even date herewith issued by the Company in favor of the Holder (the "WARRANT");

     (c) any representation or warranty made by the Company herein or in the Purchase Agreement or the Warrant shall have been false in any material respect when made;

     (d) there shall remain undischarged for more than sixty (60) days any final judgment in excess of $5,000 or execution against the Company that together with other outstanding claims and execution actions against the Company exceed $100,000 in the aggregate;

     (e) the Company commits a breach or default in the due and punctual performance of any covenant or agreement with respect to indebtedness for borrowed money, including without limitation the Debentures (as defined below), and such breach or default permits the holder to accelerate a material amount of such indebtedness under the terms thereof, or the Company commits a material breach under any real property lease agreement or capital equipment lease agreement to which the Company is a party;

     (f) a reorganization, consolidation or merger of the Company with or into any other entity or entities in which the Company is the surviving corporation and as a result of which the holders of voting stock of the Company immediately prior to such reorganization, consolidation or merger represent a majority of the voting stock of the surviving corporation, if the surviving corporation or corporations in the merger or consolidation does not assume all of the Company's obligations under this Note and the Warrant (subject to the Holder's rights set forth in Section 3 hereof); or

     (g) the filing of a petition in bankruptcy or under any similar insolvency law by the Company, the making of an assignment for the benefit of creditors, or if any voluntary petition in bankruptcy or under any similar insolvency law is filed against the Company and such petition is not dismissed within 60 days of the filing thereof (each a "Bankruptcy Event");

     then, the Holder at its option at any time thereafter during the continuance of an Acceleration Event may declare the entire unpaid principal of this Note and all interest, fees and expenses (if any) payable on or in respect of this Note and the obligations evidenced hereby due and payable, and the same shall thereupon forthwith become and be due and payable to the Holder (an "ACCELERATION") without presentment, demand, protest, notice of protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Company, PROVIDED THAT in the event of an Acceleration Event under Section 5(g) all such amounts shall become and be immediately due and payable, and an Acceleration shall be deemed for all purposes hereof to have occurred, automatically and without any requirement of notice from the Holder.

     SECTION 6. COVENANTS OF THE COMPANY. The covenants of the Company contained in Section 6 of the Purchase Agreement are hereby incorporated by reference in their entirety and made a part of this Note as fully as if restated herein.

     SECTION 7. CONVERSION. This Note shall be convertible pursuant to the terms and provisions of this Section 7.

     SECTION 7.1. CONVERSION RIGHTS.  At the time of any non-public sale of
(i) shares of Common Stock (or any other class or series of capital stock of the Company), or (ii) any securities convertible into, or exchangeable for, or providing any right to purchase Common Stock (or any other class or series of capital stock of the Company) or securities convertible into or exchangeable for, shares of Common Stock (or any other class or series of capital stock of the Company), while this Note is outstanding (any such financing being referred to herein as a "PRIVATE EQUITY FINANCING"), the Holder may, but shall not be obligated to, convert all (but not less than all) of the outstanding principal amount of this Note, and, at the Holder's option, all (but not less than all) of the accrued and unpaid interest on this Note, into such number of whole shares of Conversion Stock (as defined in Section 7.2(d) below) as the principal amount (and accrued and unpaid interest, if the Holder elects to convert the same) will purchase at the Conversion Price (as defined below in Section 7.2(c) below), upon the terms and subject to the conditions hereinafter specified. The Company agrees to give the Holder written notice (a "FINANCING NOTICE") of the contemplation of a Private Equity Financing, including all of the material terms and conditions thereof, not later than fifteen (15) days prior to the contemplated completion thereof. Upon receipt of such Financing Notice, the Holder may, by delivery to the Company of a Conversion Notice (as defined in Section 7.2(b) below) not later than the date specified in the Financing Notice, which date shall not be earlier than the date seven (7) days after such Financing Notice and shall not be later than three (3) days prior to the contemplated completion of such Private Equity Financing, exercise its conversion rights hereunder. The Holder's Conversion Notice in connection with a contemplated Private Equity Financing may expressly provide that the exercise of conversion rights as set forth therein is contingent upon the completion of such Private Equity Financing on the terms and conditions described in the Company's notice thereof.

     SECTION 7.2. CERTAIN DEFINITIONS. For all purposes of this Section 7, the following terms shall have the respective meanings set forth below:

     (a) "COMMON STOCK" shall mean and include the Company's Common Stock authorized as at the date of this Note (as described in Section 3.4(b) of the Purchase Agreement) and shall include also any other capital stock of the Company of any class or series which has the right to participate in the distribution of earnings and assets of the company without Limitation as to amount;

     (b) "CONVERSION NOTICE" shall mean written notice by the Holder in substantially the form annexed hereto of the Holder's desire to exercise its conversion rights hereunder;

     (c) "CONVERSION PRICE" shall mean the price for a share of Conversion Stock payable by the investors purchasing such shares in the Private Equity Financing in connection with which such Conversion Notice shall have been delivered; and

     (d) "CONVERSION STOCK" shall mean (i) the shares of Common Stock or other class or series of capital stock of the Company or (ii) the securities convertible into, exchangeable for or providing a right to purchase Common Stock or other class or series of capital stock of the Company or providing a right to purchase securities convertible into or exchangeable for shares of Common Stock or other class or series of capital stock of the Company, which shall be issued by the Company in any Private Equity Financing.

     7.3. CONVERSION MECHANISM.

     (a) Conversion of this Note shall be made upon surrender of this Note to the Company at its principal place of business (or at such other office as the Company shall designate by notice in writing to the Holder from time to time), accompanied by written notice of the Holder's election to convert in substantially the form of the Conversion Notice annexed hereto.

     (b) The Company agrees that, at the time of such surrender and exercise of conversion rights in compliance with the provisions hereof, the shares of Conversion Stock issuable pursuant to such exercise shall be and be deemed to be issued to the Holder (or the Holder's permitted transferee) as the record owner of such shares as of the close of business of the Company on the date on which conversion rights under this Note shall have been exercised as aforesaid. In addition, the Holder shall thereupon be permitted to become a party to, and shall have the benefit of, all of the rights granted to (i) the other purchasers of Conversion Stock pursuant to each of the documents, instruments and agreements executed and delivered by and between and/or among the Company and such other purchasers of Conversion Stock in connection with the applicable Private Equity Financing and (ii) the Holders (as defined in that certain Hybrid Network, Inc. Amended and Restated Investor Rights Agreement dated as of the date hereof by and among the Company and the parties listed on the schedules thereto, including the Holder (the "INVESTOR RIGHTS AGREEMENT")) pursuant to the Investor Rights Agreement.

     (c) The Company covenants that all shares of Conversion Stock which may be issued upon the exercise of conversion rights under this Note will, upon such exercise, be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances or restrictions on sale and free and clear of all pre-emptive rights in respect of the issue thereof.

     (d) The certificates for the shares of Conversion Stock so issued shall be delivered to the Holder (or the Holder's permitted designee) within a reasonable time, not exceeding ten (10) days, after the date on which the conversion rights under this Note shall have been so exercised, and shall bear the following legend or a substantially equivalent legend:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE

COMPANY, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

Such certificates may also bear any legend required under any applicable state securities laws. The Company may take such steps as it deems appropriate to cause the assignment and transfer restriction provided for in this Note to be complied with.

     (e) This Note may be converted once and only once. Unless the Holder shall have elected to convert accrued but unpaid interest hereon, all of such interest shall be paid to the Holder in cash immediately upon the conversion of the principal amount of this Note.

     (f) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of conversion rights under this Note, and the Conversion Price with respect to any such fractional shares shall be payable to the Holder in cash by the Company within ten (10) days after the date of any such conversion.

     (g) Issuance of certificates for shares of Conversion Stock upon the exercise of conversion rights under this Note shall be made without charge to the Holder (or the Holder's permitted transferee) for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder (or the Holder's permitted transferee); PROVIDED, HOWEVER, that any income taxes or capital gains taxes or similar taxes shall be payable by the Holder.

     SECTION 7.4. CERTAIN OBLIGATIONS OF THE COMPANY. The Company will, in accordance with the laws of the State of Delaware, take such actions as may be necessary to ensure that the authorized amount of any class of stock from which Conversion Stock is to be issued shall, at the time of such conversion, be sufficient to permit the exercise of conversion rights under this Note and to ensure that, at the time of such conversion, the authorized amount of any class of stock into which the Conversion Stock is convertible shall be sufficient to permit the exercise of any such conversion rights applicable to the Conversion Stock. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Note to be observed or performed by the company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Note in a reasonable manner and in the taking of all other action which may be necessary in order to protect and preserve the rights of the Holder set forth herein.

     SECTION 7.5. EFFECT OF REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
                  MERGER, ETC.

     (a) If, at any time while this Note is outstanding (subject in all events to the rights of Holder set forth in Section 3 hereof) there should be any reorganization, consolidation or merger of the Company with another entity as a result of which the Company is not the surviving corporation, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other entity, the Holder of this Note shall thereafter, upon exercise of conversion rights hereunder, be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, consolidation or merger, as the case may be, to which the Conversion Stock (and any other securities and property) of the Company, deliverable upon the exercise of conversion rights hereunder, would have been entitled upon such consolidation, merger, sale or other transfer if such conversion rights had been exercised immediately prior to such consolidation, merger, sale or other transfer; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Note to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of conversion rights hereunder as if such conversions rights had been exercised immediately prior to such consolidation, merger, sale or other transfer and the Holder hereof had carried out the terms of the exchange as provided for by such consolidation or merger.

     (b) The Company shall not effect any such consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall by written instrument have assumed the obligation to deliver to the Holder hereof such shares of stock, securities, cash or property as such Holder shall be entitled to purchase in accordance with Section 7.5(a) hereof (subject in all events to the rights of Holder set forth in Section 3 hereof).

     SECTION 7.6 NO RIGHTS OR RESPONSIBILITIES AS SHAREHOLDER. This Note neither entitles the Holder to any rights, nor subjects the Holder to any responsibilities, as a shareholder of the Company.

     SECTION 8. SUBORDINATION.

     SECTION 8.1 SUBORDINATION TO SENIOR INDEBTEDNESS. Notwithstanding any other provision of this Note, the payment of principal and interest on this
Note is and shall be junior and subordinated in right of payment, to the extent and in the manner set forth in this Section 8, to the prior payment in full of all amounts due and owing upon all Senior Indebtedness, as defined in
Section 8.2(a) below, at any time outstanding. Holder agrees to negotiate in good faith reasonable and customary terms of a subordination agreement with the Company's lender or lenders or proposed lender or lenders under a bank credit facility, pursuant to which subordination agreement payment of the principal and interest of the Notes shall be junior and subordinated in right of payment to payment of such bank credit facility; provided, that any subordination agreement with such lender or lenders acceptable to the Holders of a majority of the aggregate principal amount of the Notes then outstanding shall be binding upon all holders of Notes.

     SECTION 8.2 CERTAIN DEFINITION. For all purposes of this Note, the following terms shall have the respective meanings set forth below:

     (a) "SENIOR INDEBTEDNESS" shall mean all of the Company's indebtedness pursuant to those certain Senior Secured Convertible Debentures due 2002, dated as of April 30, 1997, in the original principal amount of $5,500,000 (the "Debentures"); PROVIDED, HOWEVER, that Senior Indebtedness shall include principal and interest under such Debentures at any time of determination only to the extent that the aggregate principal amount thereunder does not exceed

$5,500,000 MINUS the aggregate amount of all principal payments made by the Company, in respect thereof, PLUS accrued and unpaid interest under the Debentures;

     (b) "Subordinated Indebtedness" shall mean the indebtedness of the Company under the Convertible Subordinated Notes; and

     (c) "Standstill Period" shall mean, with respect to any Subordinated Indebtedness, the period commencing on the date on which the holder thereof shall have received written notice from the holders of Senior Indebtedness of the occurrence of a Default (as defined in the Debentures) under the Debentures and ending on the earlier of (i) 90 days after the commencement of such period, and (ii) the date on which such Default shall have been cured or waived.

     SECTION 8.3 PRIOR PAYMENT OF SENIOR INDEBTEDNESS IN BANKRUPTCY, ETC. In the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relating to the Company or its debts or assets, and, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or distribution or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, if all Senior Indebtedness has not been paid in full at such time, (a) the holders of Subordinated Indebtedness shall demand, but only the holders of Senior Indebtedness may collect, payment of all Subordinated Indebtedness due from the Company, and (b) the holders of the Senior Indebtedness are hereby irrevocably authorized at any such meeting or in any such proceeding to collect any assets of the Company distributed, divided or applied by way of dividend or payment or any such securities issued on account of Subordinated Indebtedness and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Indebtedness in their discretion elect to effect, to Senior Indebtedness until all Senior Indebtedness shall have been paid in full, rendering any surplus then remaining to the Holder of this Note. The holders of the Subordinated Indebtedness shall retain the right to vote and otherwise act in any such proceeding (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension).

     SECTION 8.4 NO PAYMENT ON NOTES UNDER CERTAIN CONDITIONS.

     (a) During any Standstill Period, (i) no payment shall be made by the Company on the Subordinated Indebtedness or accepted by any holder of such Subordinated Indebtedness; and (ii) unless the holders of Senior Indebtedness shall have accelerated such Senior Indebtedness or shall have commenced an action or proceeding against the Company to enforce any of their rights in respect of the Senior Indebtedness, no action or proceeding shall be commenced by any holder of such Subordinated Indebtedness to collect payment thereof. The acceleration of any Subordinated Indebtedness by the holder thereof during any Standstill Period applicable thereto shall be deemed to be automatically rescinded upon the expiration of such Standstill Period if upon such expiration no Acceleration Event (other than failure by the Company to pay the principal amount so accelerated) exists under this Agreement.

     (b) Notwithstanding anything herein to the contrary, no Standstill Period shall commence within 90 days after the end of another Standstill Period nor may the provisions of this Section 8.4 or the Standstill Periods established hereby restrict or prohibit for more than 180 days in any 360-day period the Company from making or the holder thereof from accepting any payment of Subordinated Indebtedness or such holder from bringing any action or proceeding to collect any such payment.

     SECTION 8.5 PAYMENTS HELD IN TRUST. If, in violation of the terms of this Section 8, any holder of Subordinated Indebtedness receives payment thereof or any distribution with respect thereto before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for and paid ratably to the holders of Senior Indebtedness or their representatives until all Senior Indebtedness shall have been paid in full. No such payments or distributions paid to the holders of Senior Indebtedness or their representatives by any holder of Subordinated Indebtedness shall be deemed to discharge any of such Subordinated Indebtedness.

     SECTION 8.6 SUBROGATION. Upon the payment of any Senior Indebtedness, the holders of the unpaid Subordinated Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. For purposes of such subrogation, no payments or distributions made to the holders of Senior Indebtedness of any cash, property or securities to which the holders of Subordinated Indebtedness would be entitled except for the subordination provisions of this Section 8 and no payment to the holders of Senior Indebtedness by the holders of Subordinated Indebtedness, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the holders of Subordinated Indebtedness, shall be deemed to discharge any of the Senior Indebtedness with respect to which the holders of such Subordinated Indebtedness shall be subrogated pursuant to this Section 8.6.

     SECTION 8.7 SCOPE OF SUBORDINATION. The subordination provisions of this Section 8 are intended solely to define the relative rights of the holders of Subordinated Indebtedness and the holders of Senior Indebtedness. Nothing in this Section 8 or this Note shall impair, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the holders of Subordinated Indebtedness, the unconditional and absolute obligation of the Company to timely pay the principal, interest, and other amounts and obligations owing under the terms of this Note or affect the relative rights of the holders of this Note and creditors of the Company (other than the holders of Senior Indebtedness), nor shall anything prevent any holder of Subordinated Indebtedness from accepting any payment with respect to such Subordinated Indebtedness or exercising all remedies otherwise permitted by application law upon default with respect to such Subordinated Indebtedness or this Note, subject to any rights under this Section 8 of the holders of Senior Indebtedness in respect of such payment.

     SECTION 8.8 NOTICES. The holders of Senior Indebtedness will promptly notify the holders of Subordinated Indebtedness in writing of the occurrence of any Default, and the holders of Subordinated Indebtedness will promptly notify the holders of Senior Indebtedness in writing of the occurrence of any Accelerated Event. The failure to give such notice shall not, however, deprive either the holders of Senior Indebtedness or the holders of Subordinated Indebtedness of any rights or remedies to which they are entitled hereunder.

     SECTION 9. EXCHANGE. This Note is exchangeable, upon the surrender hereof by the registered Holder at the principal office of the Company, for new promissory notes of like tenor and date representing in the aggregate the then outstanding principal balance hereof (together with interest theretofore accrued and unpaid), each of such new notes to evidence the portion of such then outstanding principal balance (and accrued and unpaid interest, in such principal amount) as shall be designated by said registered Holder at the time of such surrender, but in no event in denominations of principal of less than $100,000.

     SECTION 10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new promissory note of like tenor and date, and in the principal balance then outstanding, in lieu of this Note.

     SECTION 11. TITLE TO NOTE. This Note and all rights hereunder are assignable and transferable (subject to the legend set forth in the heading on the first page hereof) in whole or in part to, and the Holder may participate all or any portion of this Note to affiliates of the Holder or any entities for which the Holder or its affiliates serve as general partner and/or investment advisor or in a similar capacity, all mutual funds, or other pooled investment vehicles or entities, under the control or management of such Holder or the general partner or investment advisor thereof, or any affiliate of any of the foregoing. Any transfer or assignment shall occur at the office or agency of the Company by the registered Holder in person or by a duly authorized attorney, upon surrender of this Note together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder as the owner hereof for all purposes.

     SECTION 12. COMMUNICATIONS AND NOTICES. All notices, demands, requests, certificates or other communications hereunder must be in writing, either delivered in hand or sent by private expedited courier for overnight delivery with signature required, or by facsimile transmission, by tested or otherwise authenticated telex or cable, in each such case, such notice, demand, request, certificate or other communications being deemed to have been given upon delivery or receipt, as the case may be, or by certified mail, postage prepaid, in which case, such notice, demand, request, certificate or other communications shall be deemed to have been given three (3) days after the date on which it is first deposited in the mails, and, if to the Company, shall be addressed to it at its principal place of business referred to in the first paragraph hereof, or at such other address as the Company may hereafter designate in writing by notice to the registered Holder, and, if so to such registered Holder, addressed to such Holder at the address of such Holder as shown on the books of the Company.

     SECTION 13. MISCELLANEOUS.

     (a) If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday or a Saturday or shall be a legal holiday or a day on which banking institutions in the City of Boston, Massachusetts, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in the City of Boston, Massachusetts, are authorized or required by law to remain closed.

     (b) THIS NOTE MAY OT BE ASSIGNED BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER. SUBJECT TO THE FOREGOING, THE NOTE SHALL BE BINDING UPON THE COMPANY'S SUCCESSORS IN TITLE AND ASSIGNS. THIS NOTE SHALL CONSTITUTE A CONTRACT UNDER SEAL AND, FOR ALL PURPOSES, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE LAWS OF RULES OF LAW APPLICABLE TO CONFLICT OR CHOICE OF LAW).

     (c) The failure of the Holder to exercise any or all of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

     (d) The Company agrees promptly to pay all reasonable fees, expenses and disbursements incurred from time to time in connection with any amendment, modification, consent or waiver to or under this Note or the Warrant.

     (e) Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Company hereby promises to pay to the Holder, upon demand by the Holder at any time, in addition to the outstanding principal balance of and, accrued interest on, and all (if any) other amounts payable to or in respect of this Note, all court costs and reasonable attorneys' fees and other collection charges and expenses incurred or sustained by the Holder.

     IN WITNESS WHEREOF, the Company has caused this Convertible Subordinated Note to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

                                       HYBRID NETWORKS, INC.


[Seal]                                 By:
                                           -------------------------------------
                                       Name:
                                       Title:

                          FORM OF CONVERSION NOTICE


             (To be signed only on exercise of conversion rights)

TO:  HYBRID NETWORKS, INC.


     The undersigned, the registered Holder of the Convertible Subordinated Note dated September __, 1997 (the "Note"), of Hybrid Networks, Inc. (the "Company") hereby irrevocably elects to exercise its conversion rights under the provisions of Section 7 of the Note by conversion of [(i)] all of the $_______ of outstanding principal of the Note[, and [(ii)] all of the $________ of accrued and unpaid interest thereon, for ______* shares of ____ Stock of the Company, and requests that the certificates for such shares be issued in the name of, and delivered to, __________ _________, whose address is ____________ _____________.


Dated:
       ---------------------------     -----------------------------------------
                                       (Signature must conform in all
                                       respects to name of registered
                                       holder as specified on the face
                                       of the Note)


                                       -----------------------------------------
                                       (Address)


Signed in the presence of:


----------------------------------


     *Insert here the number of shares as to which all of the outstanding principal of, and if it is to be converted, accrued and unpaid interest on, the Note is being converted.

                              FORM OF ASSIGNMENT


                   (To be signed only on transfer of Note)


For value received, the undersigned hereby sells, assigns, and transfers unto ______ all right, title and interest in and to the within Convertible Subordinated Note, dated September ___, 1997, of Hybrid Networks, Inc., and appoints ________ Attorney to transfer such right on the books of said Company with full power of substitution in the premises.


Dated:
       ---------------------------     -----------------------------------------
                                       (Signature must conform in all
                                       respects to name of registered
                                       holder as specified on the face
                                       of the Note)


                                       -----------------------------------------
                                       (Address)


Signed in the presence of:


----------------------------------

                                   EXHIBIT B


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR OTHER TRANSFER HAS BEEN REGISTERED UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.


No. ___________________                                Dated: September __, 1997


                             HYBRID NETWORKS, INC.

                         COMMON STOCK PURCHASE WARRANT


     THIS IS TO CERTIFY THAT, for value received, ________________________ (the "NAMED HOLDER") and its registered successors and permitted assigns are entitled, subject to the terms and conditions set forth below, to purchase from HYBRID NETWORKS, INC., a Delaware corporation (the "CORPORATION"), at any time and from time to time after 9:00 A.M., Cupertino, California time, on the Initial Exercise Date (as defined in Section 1 below) and prior to 5:00 P.M., Cupertino, California time, on the Expiration Date (as defined in
Section 1 below), any or all of the Warrant Shares (as defined in Section 1 below), at a purchase price per share equal to the Exercise Price (as defined in Section 1 below). The number and character of the Warrant Shares and the Exercise Price are subject to adjustment as provided herein.

     This Common Stock Purchase Warrant (this "WARRANT") is being issued in connection with (a) the Subordinated Note Purchase Agreement dated as of September 18, 1997 (the "PURCHASE AGREEMENT") by and among the Corporation, the Named Holder and the other persons (the "INVESTORS") that are purchasing Convertible Subordinated Notes pursuant to the Purchase Agreement and (b) the Convertible Subordinated Notes, dated as of the date hereof, made by the Corporation pursuant to the Purchase Agreement in favor of the Named Holder and the other Investors (the "CONVERTIBLE SUBORDINATED NOTES"). A copy of the Convertible Subordinated Notes are on file at the principal office of the Corporation.

     SECTION 1. DEFINITIONS. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

     "ADDITIONAL STOCK" shall have the meaning set forth in Section 4.3(f).

     "COMMON STOCK" shall mean shares of the Common Stock of the Corporation, $.001 par value per share (as such par value may be amended from time to time).

     "CONVERSION FRACTION" shall have the meaning set forth in Section 2.3.

     "CONVERTIBLE SUBORDINATED NOTES" shall have the meaning set forth in the second paragraph of this Warrant.

     "CORPORATION" shall have the meaning set forth in the first paragraph of this Warrant.

     "DECREASED NUMBER" shall have the meaning set forth in Section 2.1 hereof.

     "DERIVATIVE SECURITY" shall have the meaning set forth in Section 4.3(e).

     "EFFECTIVE PRICE" shall have the meaning set forth in Section 4.3(a).

     "EXERCISE DATE" shall have the meaning set forth in Section 2.4 hereof.

     "EXERCISE PRICE" shall mean, as of the Initial Exercise Date and at any time thereafter, the Initial Exercise Price, as adjusted from time to time pursuant to the terms of this Warrant.

     "EXPIRATION DATE" shall mean September __, 2002.

     "FAIR MARKET VALUE" of a Warrant Share shall mean (i) in the case of the exercise of this Warrant, in whole or in part, after the consummation of an Initial Public Offering, the average of the last reported sale price per share of Stock on the Nasdaq-NMS or any national securities exchange in which such Stock is quoted or listed, as the case may be, for the three trading days immediately preceding the Exercise Date, or (ii) in the case of the exercise of this Warrant, in whole or in part, before the consummation of an Initial Public Offering, the fair market value of a share of Stock, as determined in good faith by the Board of Directors of the Corporation.

     "HOLDER" shall mean, as applicable, (i) the Named Holder, (ii) any successor of the Named Holder or (iii) any Person to whom this Warrant or any portion thereof shall have been transferred in accordance with the provisions of Section 9 hereof.

     "INITIAL EXERCISE DATE" shall mean the earlier to occur of (i) 180 days after the Issue Date, and (ii) the date of consummation of an Initial Public Offering; PROVIDED, HOWEVER, that, in the event of any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all of the Corporation's assets, or the merger, consolidation, reorganization or dissolution of the Corporation, or the sale, in a single transaction or a series of related transactions, of a majority of the Corporation's voting capital stock (whether newly issued or from treasury, or previously issued and then outstanding, or any combination thereof) (any of such events, a "DISPOSAL EVENT") occurring at any time prior to the earlier of (A) 180 days after the Issue Date or (B) the date of consummation of an Initial Public Offering, then the Initial Exercise Date shall be deemed to be the date that is five business days prior to the earliest to occur of any such Disposal Event.

     "INITIAL EXERCISE PRICE" shall mean $4.04 per share (subject to appropriate adjustment as provided in this Warrant); PROVIDED, HOWEVER, that, in the event that all of the following occur: (i) the Convertible Subordinated Notes are not paid in full by March 30, 1998 and (ii) the Corporation fails to pay interest at the rate of 18% per annum at any time that such interest is due and payable, then the Exercise Price shall automatically and without further action on the part of the Holder be reduced to $.01 per share (subject to appropriate adjustment in this Warrant, but in no event less than the par value of capital stock constituting the Warrant Shares) but the number of Warrant Shares shall not be increased; PROVIDED FURTHER that in the event that the number of shares of Common Stock outstanding on a fully diluted basis as of the date hereof, and as of the date of closing (the "ACTUAL FULLY DILUTED SHARES"), is more than the number of shares of Common Stock on a fully diluted basis set forth in Section 3.4 of the Purchase Agreement and
Section 3.4 of the Letter of Exceptions (the "REPRESENTED FULLY DILUTED SHARES") by an amount in excess of 25,000 shares of Common Stock, then (i) the Exercise price shall be reduced by a fraction, the numerator of which shall be equal to the excess of the Actual Fully Diluted Shares over the Represented Fully Diluted Shares and the denominator of which shall be the Actual Fully Diluted Shares (the "CAPITALIZATION RATIO") and (ii) the number of Warrant Shares shall be increased by the Capitalization Ratio.

     "INITIAL PUBLIC OFFERING" shall mean the closing of an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act covering the offer and sale of shares of Common Stock or any other class of capital stock of the Corporation.

     "INVESTOR RIGHTS AGREEMENT" shall mean that certain Hybrid Networks, Inc. Amended and Restated Investor Rights Agreement, dated as of the date of the Purchase Agreement, by and among the Corporation and the parties listed on the Schedules thereto, including the Named Holder.

     "ISSUE DATE" shall mean September __, 1997.

     "NAMED HOLDER" shall have the meaning set forth in the first paragraph hereof.

     "NOTES" shall mean the Convertible Subordinated Notes and any promissory notes of like tenor issued by the Corporation in exchange or replacement therefor, upon assignment or transfer thereof or otherwise pursuant to the terms of the Convertible Subordinated Notes.

     "MAXIMUM NUMBER" shall have the meaning set forth in Section 2.1 hereof.

     "PERSON" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "PURCHASE AGREEMENT" shall have the meaning set forth in the second paragraph of this Warrant.

     "REGISTRABLE SECURITIES" shall have the meaning ascribed to it in the Investor Rights Agreement.

     "RIGHT OF CO-SALE AGREEMENT" shall mean the Right of Co-Sale Agreement, dated as of the date of the Purchase Agreement, by and among the Corporation, the Investors and others.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "STOCK" shall mean (i) Common Stock, and/or (ii) to the extent that the Holder is entitled to receive, or receives, upon exercise of this Warrant any other capital stock of the Corporation

(other than Common Stock), or of any other Person or any other securities of the Corporation or of any other Person, in lieu of or in addition to Common Stock (whether as a result of any reclassification of Common Stock or any other Stock or reorganization, reclassification, merger, consolidation or sale of substantially all the assets of the Corporation or otherwise), such other capital stock or securities.

     "SUBJECT SHARES" shall have the meaning set forth in Section 2.3.

     "WARRANT" shall have the meaning set forth in the second paragraph of this Warrant.

     "WARRANT SHARES" shall mean the shares of Common Stock, as adjusted as provided in this Warrant, that are issuable upon the exercise of this Warrant.

     SECTION 2.  EXERCISE OF WARRANT.

     SECTION 2.1 NUMBER OF WARRANT SHARES ISSUABLE UPON EXERCISE. Subject to adjustment as provided herein, the maximum number of Warrant Shares issuable upon exercise of this Warrant shall be ________________
[247,525 WARRANT SHARES WITH RESPECT TO EACH $1,000,000 IN PRINCIPAL AMOUNT OF CONVERTIBLE SUBORDINATED NOTE PURCHASED BY THE NAMED HOLDER PURSUANT TO THE PURCHASE AGREEMENT] (the "MAXIMUM NUMBER"); PROVIDED, HOWEVER, that in the event that the Notes are paid in full prior to September 1, 1998, the maximum number of Warrant Shares issuable upon exercise of this Warrant shall be decreased by 10% of the Maximum Number (rounding to the nearest whole Warrant Share any fractional share that would otherwise result from the decrease) in respect of each month prior to September 1998 during which the Notes no longer remain outstanding (the number of Warrant Shares resulting from any such decrease is referred to as the "DECREASED NUMBER") (so that, if the Notes are paid in full during August 1998, the Decreased Number would be equal to 90% of the Maximum Number; if the Notes are paid in full during March 1998, the Decreased Number would be equal to 40% of the Maximum
Number); PROVIDED FURTHER, that in no event will the adjustment set forth above cause the Decreased Number to be less than _____________________
[99,009 WARRANT SHARES WITH RESPECT TO EACH $1,000,000 IN PRINCIPAL AMOUNT OF CONVERTIBLE SUBORDINATED NOTE PURCHASED BY THE NAMED HOLDER PURSUANT TO THE PURCHASE AGREEMENT]. The maximum number of Warrant Shares issuable upon exercise of this Warrant during any month prior to September 1, 1998 shall be equal to the Decreased Number that would result if the Notes were paid in full during that month; PROVIDED, HOWEVER, that, upon exercise of this Warrant during any month prior to September 1998, the Corporation shall issue to the Named Holder a new Warrant (the "REMAINDER WARRANT") of like tenor exercisable for a number of Warrant Shares equal to the difference between the Maximum Number and the number of Warrant Shares issued pursuant to the foregoing sentence. The Remainder Warrant shall become exercisable with respect to a number of Warrant Shares equal to 10% of the Maximum Number upon the first day of each successive calendar month after the date of exercise of this Warrant and prior to September 1, 1998 during which the Notes, or any portion of the Notes, remain outstanding.

     SECTION 2.2 METHOD OF EXERCISE. Subject to and upon all of the terms and conditions set forth in this Warrant, the Holder may exercise this Warrant, in whole or in part with respect to any Warrant Shares as to which this Warrant is then currently exercisable, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by presentation and surrender of this Warrant to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing to the Holder in accordance with Section 10.4), together with (a) a properly completed and duly executed subscription form, in the form attached hereto, which subscription form shall specify the number of Warrant Shares for which this Warrant is then being exercised, and (b) payment of the aggregate Exercise Price payable hereunder in respect of the number of Warrant Shares for which this Warrant is then being exercised. Payment of such aggregate Exercise Price shall be made either (i) in cash or by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America), (ii) in the event the Holder is also the holder of a Note and such outstanding principal amount of, and/or accrued but unpaid interest on, such Note is equal to or greater than the Exercise Price, by decreasing the outstanding principal amount of, and/or accrued but unpaid interest on, such Note by the amount of the Exercise Price, or (iii) by conversion of this Warrant as provided in
Section 2.3.

     SECTION 2.3  CONVERSION OF WARRANT.

     (a) The Holder shall have the right to convert this Warrant, in whole or in part with respect to any Warrant Shares as to which this Warrant is currently exercisable, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by the presentation and surrender of this Warrant to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing to the Holder in accordance with Section 10.4, together with a properly completed and duly executed conversion form, in the form attached hereto, which conversion form shall specify the number of Warrant Shares as to which this Warrant is being converted (the "SUBJECT SHARES"). Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Warrant Shares equal to the quotient obtained by dividing [ (A - B) (X) ] by (A), where:

     A = the Fair Market Value of one Warrant Share on the date of conversion of this Warrant.

     B  =  the Exercise Price for one Warrant Share under this Warrant.

     X = the number of Subject Shares as to which this Warrant is being converted.

If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

     (b) Upon conversion of this Warrant in accordance with this Section 2.3, the Holder shall be entitled to receive a certificate for the number of Warrant Shares acquired by the Holder as determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of Warrant Shares equal to the difference, if any, between (i) the number of Warrant Shares subject to issuance upon exercise of this Warrant immediately before such conversion and
(ii) the number of Subject Shares as to which the Holder exercised its conversion right pursuant to this Section 2.3. No fractional shares may be issued upon any conversion of this Warrant. If any conversion would result in a fractional share (the "CONVERSION FRACTION"), then, at Holder's election either (A) the number of shares issued upon the conversion will be rounded down to the last whole share; or (B) the Holder will pay in cash an amount equal to the Exercise Price times a fraction equal to 1 less the Conversion Fraction, in which event the number of shares issued upon the conversion

(plus the cash payment) will be rounded up to the nearest whole share. For example, if the Fair Market Value is $10.00 and the Exercise Price is $4.04, then, upon exercise of the conversion right under this Section 2.3 with respect to 100 Subject Shares, the Holder would receive, at the Holder's election, either (1) 59 Warrant Shares without making any cash payment or (2) 60 Warrant Shares if the Holder elected to pay $2.42 in cash (60% of the Exercise Price for the extra share) and would receive a new Warrant for the number of Warrant Shares subject to issuance upon exercise of this Warrant immediately before such conversion less 100.

     SECTION 2.4 EFFECTIVENESS OF EXERCISE; OWNERSHIP. Each exercise of this Warrant by the Holder shall be deemed to have been effected immediately prior to the close of business on the date upon which all of the requirements of Sections 2.1 and 2.2 hereof with respect to such exercise shall have been complied within in full (each such date, an "EXERCISE DATE"). On the applicable Exercise Date with respect to any exercise of this Warrant by the Holder, the Corporation shall be deemed to have issued to the Holder, and the Holder shall be deemed to have become the holder of record and legal owner of, the number of Warrant Shares being purchased upon such exercise of this Warrant, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such number of Warrant Shares being purchased shall not then be actually delivered to the Holder.

     SECTION 2.5 DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within ten days thereafter, the Corporation, at its expense, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 9 hereof), a certificate of certificates for the number of Warrant Shares purchased by the Holder on such exercise.

     SECTION 2.6 SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein), and free and clear of all preemptive rights.

     SECTION 2.7 FRACTIONAL SHARES. This Warrant may be exercised only for whole Warrant Shares. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.

     SECTION 2.8 ISSUANCE OF NEW WARRANTS; CORPORATION ACKNOWLEDGMENT. Upon any partial exercise of this Warrant, the Corporation, at its expense, will forthwith issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate and subject to the limitations provided for in this Warrant, for the then balance of the Warrant Shares with respect to which this Warrant has not been exercised. Moreover, the Corporation shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to the Holder any such rights.

     SECTION 2.9 PAYMENT OF TAXES. The Corporation shall pay any transfer tax which may be payable in respect of any issuance of certificates (if applicable) representing any Warrant

Shares purchased upon exercise or conversion of this Warrant. The Corporation shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares, or any new or replacement shares in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate security or Warrant until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     SECTION 2.10 EXPIRATION. This Warrant and the Holder's rights hereunder, to the extent not previously exercised or converted, shall expire as of 5:00 P.M., California time, on the Expiration Date.

     SECTION 3. REGISTRATION AND OTHER RIGHTS. The Holder of this Warrant shall have the benefit of all rights available to the parties to the Investor Rights Agreement, including, without limitation, the right to cause the Corporation to register any and all Warrant Shares under the Securities Act and under any blue sky or securities laws of any jurisdiction within the United States, at the time and in the manner specified in the Investor Rights Agreement, and any and all Warrant Shares shall be deemed to be Registrable Securities for all purposes of and as provided in the Investor Rights Agreement and shall further have the benefit of all rights available under the Co-Sale Agreement.

     SECTION 4. ADJUSTMENTS. The number and character of Warrant Shares issuable upon exercise or conversion of this Warrant (or any shares of Stock or other assets at the time receivable or issuable upon exercise or conversion of this Warrant) and the Exercise Price therefor, are subject to adjustment upon occurrence of the following events:

     SECTION 4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of Warrant Shares issuable upon exercise or conversion of this Warrant (or any shares of Stock or other assets at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividends stock splits, reverse stock splits, combinations of shares, reclassifications, recapitalizations or other similar events altering the number of outstanding shares of Warrant Stock (or such other Stock or other assets).

     SECTION 4.2 ADJUSTMENT FOR CAPITAL REORGANIZATION, CONSOLIDATION, MERGER, SALE OR CONVERSION. If any reorganization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with or into another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then, in each such case, the Holder, upon the exercise or conversion of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the Stock or other assets to which the Holder would have been entitled upon such consummation if the Holder had exercised or converted, as applicable, this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 4; and in each such case, the terms of this Warrant shall be applicable to the shares of Stock or other assets receivable upon the exercise or conversion, as applicable, of this Warrant after such consummation.

     SECTION 4.3 ADJUSTMENT FOR ISSUANCE FOR ADDITIONAL STOCK. The Exercise Price of this Warrant and the number of Warrant Shares issuable upon exercise or conversion of this Warrant shall be further subject to adjustment from time to time as follows:

            (a) Upon each issuance by the Corporation of any Additional Stock (as defined below), after the Issue Date and before the consummation by the Company of an Initial Public Offering, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock (except as provided in Section 4.1 above), (i) the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 4.3) be adjusted to the Effective Price (as defined below) at which the Additional Stock is issued, and (ii) the number of Warrant Shares issuable upon exercise or conversion of this Warrant shall forthwith be adjusted by dividing the number of Warrant Shares into which this Warrant is exercisable immediately before the adjustment provided for herein by a fraction the numerator of which shall be the Effective Price and the denominator of which shall be the Exercise Price immediately before the adjustment provided for herein. The "EFFECTIVE PRICE" for any issuance of Additional Stock shall mean the lesser of $4.04 or the quotient determined by dividing the total number of shares of Additional Stock issued (or deemed issued pursuant to Section 4.3(e)) by the Corporation in such issuance into the aggregate amount of consideration received by the Corporation therefor, as provided in this Section 4.3.

            (b) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.
Except to the limited extent provided for in Section 4.3(e)(3) and 4.3(e)(4) below, no adjustment of the Exercise Price pursuant to this Section 4.3(a) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

            (c) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

            (d) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

            (e) In the case of the issuance (whether before, on or after the Issue Date) of options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4.3.

                 (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4.3(c) and 4.3(d), except as provided in subsection 4.3(e)(5)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock converted thereby.

                 (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 4.3(c) and 4.3(d), except as provided in subsection 4.3(e)(5)).

                 (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or change of such securities.

                 (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided that no such recomputation shall have the effect of increasing or decreasing the Exercise Price to an amount other than the amount that would have existed on the recomputation date had the unexercised options or rights never been issued.

                 (5) In determining the amount of consideration received by the Corporation for or upon the issuance of any Additional Stock or other securities for the purposes of this Section 4.3, the value of any options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible onto or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (each a "DERIVATIVE SECURITY") issued by the Corporation shall be deemed to be zero (so that the issuance itself of any such Derivative Security shall not be deemed to increase or decrease the consideration otherwise received by the Corporation under this Section 4.3, inasmuch as the rights under such Derivative Security shall be deemed to have been exercised immediately upon the issuance of such Derivative Security (as contemplated by Sections 4.3(e)(1) and 4.3(e)(2)).

            (f) "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been pursuant to Section 4.3(e)) by the Corporation after the Issue Date other than

                 (1) Common Stock issued pursuant to a transaction described in Section 4.1 or 4.2 hereof:

                 (2) An aggregate of up to 250,000 shares of, and/or options or rights to acquire shares of, Common Stock, issuable or issued to employees of the Corporation pursuant to an existing stock option plan or restricted stock plan of the Corporation; as provided in Section 4.3(e), the term "Additional Stock" shall not include any shares of capital stock that are issued upon the exercise of any options, warrants or rights excluded from the definition of Additional Stock pursuant to this Section (2);

                 (3) shares of Common Stock issued or issuable (i) upon exercise or conversion of this Warrant, any securities issued pursuant to the Purchase Agreement or any options, warrants, convertible securities or other securities of the Corporation outstanding as of the Issue Date or (ii) upon conversion of shares of any series of Preferred Stock authorized as of the Issue Date.

            (g) No fractional shares shall be issued upon conversion of this Warrant or any portion thereof, and the number of Warrant Shares issuable as a result of any adjustment provided for in this Section 4.3 shall be rounded to the nearest whole share.

     SECTION 5. OFFICER'S CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the number and kind of Warrant Shares (or other Stock or assets), issuable hereunder from time to time, or in the Exercise Price, the Corporation, at its expense, will promptly cause an officer of the Corporation to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing the facts upon which such adjustment or readjustment is based. The Corporation will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.4 below.

     SECTION 6.  NOTICES OF RECORD DATE, ETC.  In the event of

            (a) any taking by the Corporation of a record of the holders of Stock for the purpose of determining the holders thereof who are entitled to receive any shares of Stock as a dividend or other distribution or pursuant to a stock split, or

           (b) any reorganization or the Corporation, or any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all the assets of the Corporation to, or the consolidation or merger of the Corporation with or into, any other Person, or

           (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, or

           (d) any sale, in a single transaction or a series of related transactions, of a majority of the Corporation's voting stock (whether newly issued, or from treasury, previously issued and then outstanding, or any combination thereof), then and in each such event the Corporation will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or stock split, and stating the amount and character of such dividend, distribution or stock split, or (ii) the date on which any such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any one or more classes of Stock shall be entitled to exchange their shares of Stock for securities or other property deliverable on such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up or (iii) the date on which any such sale of a majority of the Corporation's voting stock is to take place and the material terms thereof, as the case may be. Such notice shall be mailed at least 15 days prior to the date specified in such notice on which any such action is to be taken.

     SECTION 7. EXCHANGE OF WARRANT. Subject to the provisions of Section 9 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other Persons as they may direct, subject to Sections 9 and 10.5 (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, PROVIDED that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

     SECTION 8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

     SECTION 9. TRANSFER PROVISIONS, ETC. By accepting this Warrant, Holder makes the representations set forth in 9.1, 9.2, 9.3 and 9.4 below and agrees to the restrictions set forth in 9.5, 9.6, 9.7 and 9.8 below, and, by exercising or converting this Warrant in whole or in part, the Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise or conversion.

     SECTION 9.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is, and any Warrant Shares received by the Holder upon exercise or conversion of this Warrant will be, acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing any such securities. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such securities.

     SECTION 9.2 INVESTMENT EXPERIENCE. The Holder is an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder's investment and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares.

     SECTION 9.3 ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

     SECTION 9.4 RESTRICTED SECURITIES. The Holder understands that this Warrant and the Warrant Shares are characterized as restricted securities under the federal securities laws and applicable state securities laws inasmuch as such securities are being (or will be) acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

     SECTION 9.5 TRANSFER RESTRICTIONS. Without in any way limiting the representations set forth above, the Holder agrees not to make any transfer of all or any portion of this Warrant or the Warrant Shares unless and until
(a) such transfer is registered under the Securities Act and all applicable state securities laws, or (ii) Holder shall have notified the Corporation of the proposed transfer and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed transfer, and, if the Corporation requests, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such transfer will not require registration of such shares under the Securities Act and applicable state securities laws.

     SECTION 9.6  LEGENDS.

          (a) Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the legend set forth below, or a legend substantially equivalent thereto:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS THEY ARE SO REGISTERED OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, BOTH AS TO THE IDENTITY OF COUNSEL AND AS TO THE FORM AND SUBSTANCE OF SUCH OPINION, AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          (b) Each certificate representing any shares of Stock issued from time to time upon exercise of this Warrant shall also bear any legend required under any applicable state securities or blue sky laws.

          (c) The Corporation may issue appropriate "stop transfer" instructions and may take such other steps as it may deem appropriate to cause the restrictions referred to in this Section 9 to be complied with.

     SECTION 9.7 SURVIVAL. The obligations of the Holder (and/or of any transferee of this Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant) under this Section 9 shall, with respect to any Warrant Shares issued from time to time upon exercise of this Warrant, survive the exercise, expiration or other termination, or transfer, of this Warrant indefinitely.

     SECTION 9.8 MECHANICS OF TRANSFER. Subject to the terms and conditions of this Warrant and subject to compliance with all applicable securities laws, any transfer of all or any portion of this Warrant, or of any interest therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Corporation at its principal office, together with (i) a duly executed form of assignment, in the form attached hereto, (ii) payment of all applicable transfer taxes, if any. In the event of any such transfer of this Warrant, in whole, the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of this Warrant at the time of its transfer. In the event of any such transfer of any portion of this Warrant, (i) the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of the transferred portion of this Warrant at the time of such transfer, and (ii) the Corporation shall issue a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder upon exercise of the portion of this Warrant not transferred to such transferee. Until this Warrant or any portion thereof is transferred on the books of the Corporation, the Corporation may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary. Notwithstanding the foregoing, neither this Warrant nor any rights hereunder may be transferred unless such transfer complies with all applicable securities laws and the provisions of this Section 9.

     SECTION 10.  GENERAL.

     SECTION 10.1 AUTHORIZED SHARES; RESERVATION OF SHARES FOR ISSUANCE. At all times while this Warrant is outstanding, the Corporation shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

     SECTION 10.2 NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Stock on the exercise of this Warrant.

     SECTION 10.3 NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised the Warrant and been issued Warrant Shares in accordance with the provisions hereof.

     SECTION 10.4 NOTICES. All notices, demands, requests, certificates or other communications under this Warrant shall be in writing and shall be either mailed by first class mail, postage prepaid, in which case such notice, demand, request, certificate or other communication shall be deemed to have been given three business days after the date on which it is first deposited in the mails, or hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by private expedited courier for overnight delivery with signature required, in each such case, such notice, demand, request, certificate or other communication being deemed to have been given upon delivery or receipt, as the case may be:

          (i) if to the Corporation, at 10161 Bubb Road, Cupertino, California 95014 Attention: Chief Financial Officer, or at such other address as the Corporation may have furnished in writing to the Holder; and

         (ii) if to the Holder, at the Holder's address appearing in the books maintained by the Corporation.

     SECTION 10.5 ASSIGNMENT. Notwithstanding anything contained herein to the contrary, this Warrant and all rights hereunder are assignable or transferable (subject to the legend set forth in the heading on the first page hereof), in whole or in part, by the Named Holder to affiliates of the Named Holder or any entities for which the Named Holder or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds, or other pooled investment vehicles or entities, under the control or management of such Named Holder or the general partner or investment advisor thereof, or any affiliates of any of the foregoing.

     SECTION 10.6 AMENDMENT AND WAIVER. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Holder.

     SECTION 10.7 GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of California.

     SECTION 10.8 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

     SECTION 10.9 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10.10 CONSTRUCTION. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     SECTION 10.11 REMEDIES. The Holder and the Corporation, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will each be entitled to specific performance of its rights under this Warrant. The Holder and the Corporation each agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is invalidly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                     [rest of page intentionally left blank]

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                         HYBRID NETWORKS, INC.

                                         By:
                                             ---------------------------
                                             Carl S. Ledbetter
                                             Chief Executive Officer

                               FORM OF SUBSCRIPTION

                   (To be executed upon exercise of Warrant)

To:  HYBRID NETWORKS, INC.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, ________ shares of Common Stock, $.001 par value per share ("COMMON STOCK"), of Hybrid Networks, Inc., a Delaware corporation, and tenders herewith payment of $________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. The undersigned hereby confirms that the representations set forth in Section 9 of the Warrant are true and complete with respect to the undersigned as of the date hereof.

     Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:












     If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:             , 19
       ------------    --

                                     ----------------------------------------
                                                 (Name of Holder)
                                     By:
                                         ------------------------------------
                                     Its:
                                          -----------------------------------
                                     Address:
                                              -------------------------------

                                     NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.

                              NOTICE OF CONVERSION

To:  Hybrid Networks, Inc.


     (1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase __________ shares of Common Stock of Hybrid Networks, Inc. into such number of shares of Common Stock of Hybrid Networks, Inc. as is determined pursuant to Section 2.3 of such Warrant, which conversion shall be effected pursuant to the terms of such Warrant.

     (2) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws. The undersigned hereby confirms that the representations set forth in
Section 9 of the Warrant are true and complete with respect to the undersigned as of the date hereof.

     (3) The undersigned accepts such shares subject to the terms relating to registration rights under the Amended and Restated Investor Rights Agreement dated as of September 1997.



---------------------------------
(Date)

                                     ----------------------------------------
                                                 (Name of Holder)
                                     By:
                                         ------------------------------------
                                     Its:
                                          -----------------------------------
                                     Address:
                                              -------------------------------

                                     ----------------------------------------

                                     NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.

                             FORM OF ASSIGNMENT

     For value received, ____________________________ hereby sells, assigns and transfers unto _____________________________ (the "TRANSFEREE") the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of Hybrid Networks, Inc., a Delaware corporation, with full power of substitution in the premises.

     The Transferee, by signing below, hereby confirms that the representations set forth in Section 9 of the Warrant are true and complete with respect to the Transferee as of the date hereof, and that the Transferee agrees to be bound by the restrictions of Section 9 of the Warrant.

     If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

Dated:                , 19
       ---------------    --

                                     ----------------------------------------
                                                 (Name of Holder)
                                     By:
                                         ------------------------------------
                                     Its:
                                          -----------------------------------

                                     NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.

AGREED TO AND ACCEPTED

-------------------------------------
          Name of Transferee

By:
   ----------------------------------
Its:
    ---------------------------------
Address:
        -----------------------------

-------------------------------------

                                  EXHIBIT C


                             HYBRID NETWORKS, INC.

                  AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                             SEPTEMBER 18, 1997

                              TABLE OF CONTENTS

                                                                        Page
                                                                        ----
1.   Registration Rights...................................................2
     1.1  Definitions......................................................2
     1.2  Company Registration.............................................3
     1.3  Obligations of the Company.......................................4
     1.4  Furnish Information..............................................5
     1.5  Expenses of Company Registration.................................5
     1.6  Underwriting Requirements........................................5
     1.7  Delay of Registration............................................6
     1.8  Indemnification..................................................6
     1.9  Reports Under Securities Exchange Act of 1934....................8
     1.10 Form S-3 Registration............................................8
     1.11 Assignment of Registration Rights...............................11
     1.12 "Market Stand-Off" Agreement....................................12
     1.13 Termination of Registration Rights..............................12

2.   Covenants of the Company.............................................12
     2.1  Delivery of Financial Statements................................12
     2.2  Termination and Assignment of Information Covenants.............13
     2.3  Right of First Offer............................................13

3.   Miscellaneous........................................................16
     3.1  Successors and Assigns..........................................16
     3.2  Governing Law...................................................16
     3.3  Counterparts....................................................16
     3.4  Titles and Subtitles............................................16
     3.5  Notices.........................................................16
     3.6  Expenses........................................................16
     3.7  Amendments and Waivers..........................................17
     3.8  Severability....................................................17
     3.9  Aggregation of Stock............................................17
     3.10 Entire Agreement; Amendment; Waiver.............................17

                                                                      EXHIBIT C

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is entered into as of September18, 1997 by and among Hybrid Networks, Inc., a Delaware corporation (the "COMPANY"), the investors listed on Schedule A hereto (each of which is herein referred to as a "SERIES A INVESTOR"), the investors listed on Schedule B hereto (each of which is herein referred to as a "SERIES B INVESTOR"), General Instrument Corporation of Delaware, a Delaware corporation (the "SERIES C INVESTOR"), the investors listed on Schedule C hereto (each of which is herein referred to as a "SERIES D INVESTOR"), Intel Corporation ("INTEL"), Howard L. Strachman ("STRACHMAN"), Eduardo J. Moura (Mr. Moura and Strachman are referred to collectively as the "FOUNDERS"), the current holders of the Company's Series G Preferred Stock (each of which is herein referred to as a "SERIES G INVESTOR"), Alex. Brown & Sons Incorporated (the "AGENT"), ITOCHU Corporation ("ITOCHU"), BG Services Limited ("BG") and the investors listed in Schedule D hereto (each of which is herein referred to as a "NOTE WARRANT INVESTOR").

                                 RECITALS

     WHEREAS, the Company, the Series A Investors and the Founders entered into the Investor Rights Agreement dated as of September 16, 1992 (the "AGREEMENT") whereby, among other things, the Company granted rights thereunder to the Series A Investors;

     WHEREAS, the Agreement was amended in October and November 1994 whereby, among other things, the Company granted rights thereunder to the Series B Investors ;

     WHEREAS, the Agreement was further amended as of February 28, 1995 whereby, among other things, the Company granted certain registration rights to the Series C Investor;

     WHEREAS, the Agreement was further amended in May and June 1995 whereby, among other things, the Company granted rights thereunder to the Series D Investors;

     WHEREAS, the Agreement was further amended in December 1995 whereby, among other things, the Company granted rights thereunder to Intel (concurrently therewith the Company and Intel entered into the Series E/F Preferred Stock Purchase Agreement dated in December 1995 -- the "SERIES E/F AGREEMENT");

     WHEREAS, the Agreement was further amended in February 1996 whereby, among other things, the Company granted Strachman certain rights of first offer thereunder;

     WHEREAS, the parties to the Convertible Note and Warrant Purchase Agreement among the Company and certain Series B Investors and Series D Investors dated in June 1996 (the "CONVERTIBLE NOTE AGREEMENT") and the parties to the Agreement For Sale of COMMON STOCK among the Company, the Founders and Certain Series D Investors dated in June 1996 (the "Common Stock Agreement"), which parties constituted the holders of at least a majority of the then Registrable Securities (as defined below), acknowledged that the holders of the securities issued pursuant to the

Convertible Note Agreement and the shares of Common Stock sold by Strachman pursuant to the Common Stock Agreement were entitled to certain rights under this Agreement with respect to such securities and shares;

     WHEREAS, the Agreement was further amended in July 1996 whereby, among other things, the Company granted rights thereunder to the Series G Investors and the Agents;

     WHEREAS, the Agreement was further amended in February 1997 whereby, among other things, the Company granted rights thereunder to Itochu;

     WHEREAS, the Agreement was further amended in April 1997 whereby, among other things, the Company granted rights to London Pacific Life & Annuity Company ("London") in connection with the Company's issuance to London of the Company's Senior Secured Convertible Debenture due 2002 (the "DEBENTURE"); London subsequently transferred to BG the Debenture and London's rights under this Agreement;

     WHEREAS, pursuant to a Subordinated Note Purchase Agreement (the "SUBORDINATED NOTE AGREEMENT"), the Company is issuing to the Note Warrant Investors the Company's Subordinated Promissory Notes (the "SUBORDINATED NOTES") and warrants to purchase shares of the Company's Common Stock (the "NOTE WARRANTS"); and

     WHEREAS, pursuant to the Agreement, the holders of a majority of the Registrable Securities (as defined below) desire to amend the Agreement further to provide for, among other things, the grant of rights thereunder to the Note Warrant Investors as required under the terms of the Subordinated Note Agreement and to restate the Agreement as amended by this amendment and to supersede all prior amendments so that the Agreement as amended is set forth in its entirety in this Amended and Restated Investor Rights Agreement, and the Note Warrant Investors desire to obtain such rights and to enter into this Amended and Restated Investor Rights Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE that this Amended and Restated Investor Rights Agreement amends the Agreement and restates in its entirety and supersedes all previous amendments to the Agreement so that the Agreement, as amended hereby ("THIS AGREEMENT"), is set forth herein in its entirety, and further agree as follows:

      1.    REGISTRATION RIGHTS. The Company covenants and agrees as follows:

            1.1  DEFINITIONS.  For purposes of this Section 1:

                 (a) The term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                 (b) The term "Registrable Securities" means (1) shares of Common Stock of the Company issuable or issued upon exercise of the Note Warrants or conversion of the Subordinated Notes, the Debenture or shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred

Stock, Series G Preferred Stock or Series H Preferred Stock of the Company (including, without limitation, shares of Series B Preferred Stock or Series D Preferred Stock issuable or issued upon exercise of any warrants issued or extended pursuant to the Convertible Note Agreement, the shares of Series G Preferred Stock issued upon conversion of the convertible notes issued pursuant to the Convertible Note Agreement, shares of Series B Preferred Stock issuable or issued upon exercise of any warrants issued pursuant to the Series E/F Agreement and shares of Series G Preferred Stock issuable or issued upon exercise of the warrant issued to the Agent pursuant to the engagement letter between the Company and the Agent relating to the offer and sale of Series G Preferred Stock), (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Note Warrants, Subordinated Notes, Debenture, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold, transferred or otherwise assigned by a person or entity in a transaction in which his rights under this Section 1 are not assigned and (3) shares of Common Stock issuable upon conversion or exchange of securities convertible into, or exchangeable for, Common Stock upon conversion of the Subordinated Notes;

                 (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                 (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof; and

                 (e) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion of incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            1.2  COMPANY REGISTRATION.

                 (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on Form S-4 (or any successor form) or a registration on any form which does not include substantially the same information (other than information as would be required under Item 507 of Regulation S-K under the Act with respect to selling stockholders) as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                 (b) Upon any sale by the Company of shares of its Common Stock to the public in a firmly underwritten public offering, the Founders (and the Series B Investors and Series D Investors, to the extent they purchased shares of Common Stock from Strachman), on the date notice is provided to each Holder pursuant to subsection 1.2(a), shall be entitled to include any of their shares of Common Stock in any registration by the Company under this Section 1.2, if such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement.

            1.3  OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            1.5 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.2 and Section 1.10 for each Holder (which right may be assigned as provided in Section 1.11), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's Common Stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be first apportioned pro rata among the selling stockholders other than the Founders according to the total amount of securities entitled to be included therein owned by each selling stockholder other than the Founders or in such other proportions as shall mutually be agreed to by such selling stockholders, and the remaining securities, if any, to be so apportioned between the Founders). As a result of the immediately preceding sentence, no securities owned by a Founder shall be entitled to be included in such offering unless the total amount of securities entitled to be included therein owned by each selling stockholder other than the Founders has not been reduced to less than the amount of Registrable Securities requested by such selling stockholders to be included in such offering in accordance with Section 1.2. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

            1.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                 (b) To the extent permitted by law, each selling Holder will severally indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.8(b) exceed the gross proceeds from the offering received by such Holder.

                 (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                 (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f)  The obligations of the Company and Holders under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                 (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                 (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                 (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.10 FORM S-3 REGISTRATION.

                 (a) In case the Company shall receive from any Holder or Holders who own, in the aggregate, at least 30% of the outstanding shares of Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                      (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                     (ii) as soon as practicable effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.10(a): (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.10(a); provided, however, that the Company shall not utilize this right more than once in any 12-month period; (4) if the Company has, within the 12-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.10(a); (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      (iii) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

Notwithstanding anything to the contrary in this Section 1.10(a), the Series C Investor will have rights under this Section 1.10(a), and any Holder of any shares of Series C Preferred Stock or any Registrable Securities issued with respect thereto will have rights under this Section 1.10(a) with respect to such shares or Registrable Securities, only for so long as the Series A Investors and the Series B Investor have rights under this
Section 1.10(a).

                 (b) In addition to the registration rights provided for in Sections 1.1, 1.2 and 1.10(a), the Note Warrant Investors that own any Note Warrants, Subordinated Notes or shares of Common Stock of the Company that have been issued upon exercise of any Note Warrants or conversion of any Subordinated Notes (such Note Warrant Investors are referred to herein as "NOTE/WARRANT HOLDERS") shall be entitled, collectively, to one demand shelf-registration as provided in this Section 1.10(b). For the purposes of this Section 1.10(b), (1) the term "NOTE/WARRANT SHARES" refers to shares of Common Stock of the Company that have been issued, or are issuable, upon exercise of any Note Warrants or conversion of any Subordinated Notes, and (2) a Note/Warrant Holder shall be deemed to own the number of Note/Warrant Shares that are issuable upon the exercise of Note Warrants owned by such Note/Warrant Holder as well as the number of Note/Warrant Shares that are currently issued and outstanding and owned by such Note/Warrant Holder. In the event that, after the first anniversary of the consummation of the initial sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm underwritten offering of its securities to the general public, the Company shall receive from Note/Warrant Holders that own, in the aggregate, a majority of the Warrant Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Note/Warrant Shares owned by such Note/Warrant Holder or Note/Warrant Holders, the Company will:

                  (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all Note/Warrant Holders; and

                  (ii) as soon as practicable effect such registration and all qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Note/Warrant Holder's or Note Warrant Holders' Note/Warrant Shares as are specified in such request, together with all or such portion of the Note/Warrant Shares of any Note/Warrant Holder or Note/Warrant Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.10(b):
(1) if Form S-3 is not available for such offering by the Note/Warrant Holders other than as a result of a failure of the Company to comply with the reporting requirements of Sections 13 and 15 of the 1934 Act; (2) if the Company shall furnish to the Note/Warrant Holders requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement until, in the good faith judgment of the Board of Directors of the Company, it would no longer be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected (but in no event for a period of more than 90 days after receipt of the request of the Note/Warrant Holder or Note Warrant Holders under this Section 1.10(b)); (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. If Form S-3 is not available for such offering by the Note/Warrant Holders as a result of a failure of the Company to comply with the reporting requirements of Sections 13 and 15 of the 1934 Act, the Company shall effect such registration on Form S-1.

                  (iii) Subject to the foregoing, the Company shall file a registration statement on Form S-3 covering the Note/Warrant Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Note/Warrant Holder or Note/Warrant Holders and shall use its best efforts to cause the registration statement to become effective under the Act and to keep the registration statement continuously effective under the Act and available for the offer and sale of the Note/Warrant Shares covered thereby for 180 days (or such shorter period ending when all Note/Warrant Shares covered by the registration statement have been sold or are no longer entitled to registration under this Section 1.10(b)). The Company will be deemed not to have used its best efforts to keep the registration statement effective and available for such offer and sale during the requisite period if the Company voluntarily takes any action that would result in Note/Warrant/Holders of Note/Warrant Shares covered thereby not being able to offer and sell such Note/Warrant Shares thereunder during any portion of that period unless (1) such action is required by applicable law or (2) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter causes the registration to become effective under the Act and available for such offer and sale. In the event that the effectiveness or availability of the registration statement is suspended during the requisite period, the Company will be obligated to extend the period of effectiveness and availability of the registration statement for a period that is at least equal to the period during which such effectiveness or availability was suspended.

                   (iv) Each Note/Warrant Holder that causes the Company to register any of such Note/Warrant Shares and under this Section 1.10(b) shall immediately notify the Company in writing of any sales of Note/Warrant Sales under the registration statement and, if the effectiveness of the registration statement is terminated in accordance with this Section 1.10(b), shall return to the Company's transfer agent all stock certificates that represent any unsold Note Warrant Shares so that the transfer agent may affix any appropriate securities legends thereto.

                   (v) Notwithstanding anything to the contrary in Section 3.7, any term of this Section 1.10(b) may be amended, and the observance of any term of this Section 1.10(b) may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Note/Warrant Holders that then own a majority of all Note/Warrant Shares then owned by Note/Warrant Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, each Note Warrant Holder and each future holder of any Note/Warrant Shares.

                   (vi) Any Form S-3 registration statement required pursuant to this Section 1.10(b) shall not be required to include any Registrable Securities that are freely tradable by the Holders thereof without registration under the Act (including shares as to which paragraph (k) of Rule 144 under the Act applies but not shares that are subject to applicable holding period, volume limitation or manner of sale and notice requirements of paragraphs (d), (e), (f), (g), (h) and (i) of Rule 144).

           1.11 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, (i) after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (ii) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1. For the purposes of determining the number of shares of Registrable Securities held by any Note Warrant Investor, the shares of Registrable Securities held by such Note Warrant Investor shall be aggregated with the shares of Registrable Securities held by affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

           1.12 "MARKET STAND-OFF" AGREEMENT. Each signatory to the Agreement or hereto or any prior or subsequent amendment to the Agreement or hereto hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Act (unless otherwise required by an underwriter), such signatory shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration and except to the extent otherwise consented to by the Company and such underwriter. To the extent that any officer or director of the Company has not entered into a market stand-off agreement of equivalent duration and effect with respect to any Company securities beneficially owned by such officer or director, the Company shall use best efforts to require each officer and director of the Company to enter into such an agreement.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

           1.13 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after 6 years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public. Notwithstanding anything to the contrary in this Section 1, except as provided otherwise in Section 1.10(b)(v), no Holder shall be entitled to cause the Company to register the sale or other transfer of Restricted Securities if and so long as the intended sale or other transfer may then be effectuated by such Holder in compliance with Rule 144 under the Act without violating the holding period, volume limitations or other restrictions of Rule 144.
                                 12

  2.   COVENANTS OF THE COMPANY.

    2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Series A Investor, Series B Investor, Series C Investor, Series D Investor, Intel, Series G Investor, Note Warrant Investor, Itochu and BG (each, for the purposes of this Section 2.1, an "INVESTOR"):

           (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement and statement of cash flows for such fiscal year, a balance sheet of the Company, and a statement of stockholder's equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants selected by the Company;

           (b) as soon as practicable, but in any event within 45 days after the end of each of the first 3 quarters of each fiscal year of the Company, an unaudited profit or loss statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

           (c) only to Investors who hold more than 350,000 shares of Registrable Securities, within 30 days of the end of each month, an unaudited income statement, a statement of cash flows and an unaudited balance sheet for and as of the end of such month, prepared internally, in reasonable detail;

           (d) only to Investors who hold more than 350,000 shares of Registrable Securities, as soon as practicable, but in any event 90 days after the end of each fiscal year, a budget for the then current fiscal year, prepared on a monthly basis, including balance sheets and statements of cash flows for such months; and

           (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment.

     For the purposes of determining the number of shares of Registrable Securities held by any Note Warrant Investor, the shares of Registrable Securities held by such Note Warrant Investor shall be aggregated with the shares of Registrable Securities held by affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  2.2 TERMINATION AND ASSIGNMENT OF INFORMATION COVENANTS. The covenants set forth in Section 2.1 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur. The information rights set forth in Section 2.1 may be assigned (but only with all related obligations) by an Investor to a transferee or assignee of Registrable Securities who, (a) after such assignment or transfer, holds at least 350,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (b) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such information rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, (i) the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership and (ii) the holdings of a Note Warrant Investor shall be aggregated with the holdings of affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Series A Investor, each Series B Investor, Intel, each Series D Investor, each Series G Investor, Itochu, BG, Strachman and each Note Warrant Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, the term "INVESTOR" includes each Series A Investor, each Series B Investor, Intel, each Series D Investor, each Series G Investor, Itochu, BG, Strachman and each Note/Warrant Holder, and any general or limited partners and affiliates of any Series A Investor, any Series B Investor, Intel, any Series D Investor or any Note/Warrant Holder. Each Series A Investor, each Series B Investor, Intel and each Series D Investor shall be entitled to apportion the right of first offer hereby granted to such Investor among itself and its general or limited partners and affiliates in such proportions as such Investor deems appropriate.

     Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

           (a) The Company shall deliver a written notice ("NOTICE") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

           (b) Within 20 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock or the Series H Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities). The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it ("FULLY-EXERCISING INVESTOR") of any other Investor's failure to do likewise. During the 5-day period commencing after delivery of such information to such Fully-Exercising Investor(s), each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Investors which is equal to the proportion that the number of shares of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Series H Preferred Stock, as the case may be, then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon exercise of the Note Warrants or conversion of the Debenture, Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock or the Series H Preferred Stock, as the case may be, then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed Shares. The rights of first offer in this Section 2.3 shall not be applicable to the Subordinated Notes or any securities that may be issued or issuable upon conversion of any Subordinated Notes, although the issuance of any securities upon conversion of the Subordinated Notes shall not reduce the number of Shares that any Note Warrant Holder shall be entitled to purchase, as compared to any other Investor, pursuant to such rights of first offer.

           (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.3(b) are not elected to be obtained as provided in subsection 2.3(b) hereof, the Company may, during the 120-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree, than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 120 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

          (d) The rights of first offer in this Section 2.3 shall not be applicable:

              (i) to the issuance or sale of shares of the Company's Common Stock (or options therefor) to service providers for the primary purpose of soliciting or retaining their services as approved by the vote or written consent of a majority of the Board of Directors.

              (ii) to consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1;

              (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities;

              (iv) to securities of the Company issued pursuant to the acquisition of (A) another corporation by the Company by merger or other reorganization whereby the

Company owns more than 50% of the voting power of such other corporation, or
(B) substantially all the assets of another corporation;

              (v) to the issuance of securities pursuant to transactions involving technology licensing, research and development activities, distribution or manufacture of the company's products, lease of equipment by the Company, or any transactions with corporate partners, provided that each of the foregoing transactions is primarily for non-equity financing purposes and is approved by the Company's Board of Directors;

              (vi) to shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, recapitalization and the like by the Company following approval by the Board of Directors; or

              (vii) to the issuance of up to 255,000 shares of Common Stock to service providers for services performed for the benefit of the Company, which services were performed prior to the first issuance of the Series A Preferred Stock.

           (e) The rights of first offer in this Section 2.3 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever shall first occur.

           (f) The rights of first offer in this Section 2.3 and/or the right to register Registrable Securities pursuant to this Agreement or to register shares of Common Stock subject to registration rights pursuant to
Section 1.2(b) ("1.2(b) SHARES") may be assigned (but only with all related obligations) by any Series A Investor, any Series B Investor, Intel, any Series D Investor, Strachman, any Series G Investor, Itochu, BG or any Note/Warrant Investor to a transferee or assignee from such person of Registrable Securities or Section 1.2(b) Shares who, (i) after such assignment or transfer, holds at least 350,000 shares of Registrable Securities or Section 1.2(b) Shares (subject in each case to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (ii) is not a person or entity deemed by the Board of Directors of the Company in its best judgment, to be a competitor or potential competitor of the Company; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities or Section 1.2 Shares held by a transferee or assignee for the purposes of this Section 2.3(f), (i) the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities or Section 1.2 Shares by gift, will or intestate succession) shall be aggregated together and with the partnership and (ii) the holdings of a Note Warrant Investor shall be aggregated with the holdings of affiliates of the Note Warrant Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all mutual funds or other pooled investment vehicles or entities under the common control or management of such Note Warrant Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

  3.   MISCELLANEOUS.

    3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities or Section 1.2(b) Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

    3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or facsimile transmission to such party to the facsimile number for such party on the signature page hereof (or, for parties not executing this Agreement, the facsimile number of such party on the stock records of the Company) or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof (or, for parties not executing this Agreement, the address of such party on the stock records of the Company), or at such other facsimile number or address as such party may designate by ten days' advance written notice to the other parties.

    3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

    3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

    3.10 ENTIRE AGREEMENT. This Amended and Restated Investor Rights Agreement (including the Schedules hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first above written.


                                       COMPANY:

                                       HYBRID NETWORKS, INC.

                                       By:/s/ Carl S Ledbetter
                                          ---------------------------
                                          Carl S. Ledbetter, Chief Executive
                                          Officer

                                       Address:  10161 Bubb Road
                                                 Cupertino, CA  95014-4167
                                       Facsimile Number:  (408) 725-2439

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first above written.


                                       COMPANY:

                                       HYBRID NETWORKS, INC.

                                       By:___________________________
                                          Carl S. Ledbetter, Chief Executive
                                          Officer

                                       Address: 10161 Bubb Road
                                                Cupertino, CA  95014-4167
                                       Facsimile Number: (408) 725-2439


                                       INTEL CORPORATION

                                       By: /s/Company Officer
                                          ---------------------------
                                       Its: VP and Treasurer
                                           --------------------------

                                       Address:  2200 Mission College Blvd.
                                                 Santa Clara, CA 95052-8119
                                       Facsimile Number:  (408) 765-6038

       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 TUDOR BVI FUTURES, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By:/s/ Robert P. Forlenza
                                    ----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address: c/o Tudor Global Trading, Inc.
                                          40 Rowes Wharf
                                          Boston, MA  02110

                                 TUDOR ARBITRAGE PARTNERS, L.P.
                                 By:  Tudor Global Trading, Inc.,
                                      General Partner

                                 By:/s/ Robert P Forlenza
                                    ---------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address same as immediately above

                                 RAPTOR GLOBAL FUND, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By: /s/ Robert P. Forlenza
                                    -----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                 Address same as immediately above

                                 RAPTOR GLOBAL FUND, L.P.
                                 By:  Tudor Investment Corporation,
                                      General Partner

                                 By: /s/ Robert P. Forlenza
                                    -----------------------
                                    Robert P. Forlenza,
                                    Vice President

                                    Address same as immediately above

       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 INVESTORS:

                                 __________________________
                                 Catherine P. Goodrich

                                 Address:  3787 Woodside Road
                                           Woodside, CA  94062
                                 Facsimile Number:  (415) 851-0726

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                         J.F. SHEA CO., INC.,


                                         By: /s/  Edmund Shea, Jr.
                                            ---------------------------------
                                            Edmund Shea, Jr.

                                         Address: 655 Brea Canyon Road
                                                  P. O. Box 489
                                                  Walnut, CA  91789-0489
                                         Facsimile Number:  (909) 869-0840

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       OSCCO III, L.P.

                                       By:  /s/   Stephen E. Halprin
                                          -----------------------------------
                                          Stephen E. Halprin

                                       Address: One First Street, #15
                                                Los Altos, CA  94022
                                       Facsimile Number:  (415) 917-0801

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                        /s/ Gary M. Lauder
                                        -------------------------------------
                                        (Executing this Agreement as a Series B
                                        Investor)

                                        Address: 88 Mercedes Lane
                                                 Atherton, CA  94027
                                        Facsimile Number:  (415) 323-2171

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                        AT&T VENTURE COMPANY, L.P.

                                        By:   AT&T Venture Partners,
                                        Its:  General Partner

                                             By: /s/ Neal Douglas
                                                ------------------------------
                                             Its: General Partner
                                                 -----------------------------
                                        Address: 3000 Sand Hill Road
                                                 Building 4, Suite 235
                                                 Menlo Park, CA 94025
                                        Facsimile Number:  (415) 854-4923

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                        SEQUOIA CAPITAL VI

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977


                                        SEQUOIA TECHNOLOGY PARTNERS VI

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977


                                        SEQUOIA XXIV

                                        By: /s/ Michael Moritz
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                        Address: 3000 Sand Hill Road,
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                        Facsimile Number:  (415) 854-2977

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     ACCEL IV L.P.                        ACCEL KEIRETSU L.P.

     By: Accel IV Associates L.P.         By: Accel Partners & Co., Inc.
     Its: General Partner                 Its: General Partner


        By: /s/ G. Carter Sednaoui        By: /s/ G. Carter Sednaoui
           -----------------------           -------------------------
        Its: General Partner              Its: Chief Financial Officer
            ----------------------            ------------------------

     Address: One Palmer Square           Address: One Palmer Square
              Princeton, NJ 08542                  Princeton, NJ 08542
     Facsimile Number:  (609) 683-0384    Facsimile Number:  (609) 683-0384



     ACCEL INVESTORS '95 L.P.             ELLMORE C. PATTERSON PARTNERS

     By: /s/ G. Carter Sednaoui           By: /s/ Company Officer
        -----------------------              -----------------------
     Its: General Partner                 Its: General Partner
         ----------------------               ----------------------

     Address: One Palmer Square           Address: One Palmer Square
              Princeton, NJ 08542                  Princeton, NJ 08542
     Facsimile Number:  (609) 683-0384    Facsimile Number:  (609) 683-0384

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ Howard L. Strachman
                                       -----------------------------------
                                       Howard L. Strachman

                                       Address: c/o Ultracom Communications
                                                21580 Stevens Creek Blvd.
                                                Suite 207
                                                Cupertino, CA 95014
                                       Facsimile Number:  (408) 863-0363

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ Eduardo J. Moura
                                       ------------------------------------
                                       Eduardo J. Moura

                                       Address: 10161 Bubb Road
                                                Cupertino, CA 95014-4167
                                       Facsimile Number:  (408) 725-2439

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       ITOCHU Corporation

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       Address: 5-1, Kita-Aoyama 2-chome
                                                Minato-ku, Tokyo 107-77
                                                Japan
                                       Facsimile Number:  011-81-3-3497-3131

           SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       BG SERVICES LIMITED

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       Address: c/o Minden House
                                                6 Minden Place
                                                St. Helier
                                       Jersey, Channel Islands
                                       Attention:  Ron Green
                                       Facsimile Number:  (0) 1534-607799

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       /s/ Daniel E. Steimle
                                       -----------------------------
                                       Daniel E. Steimle

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       888 GROUP

                                            /s/ David Hayes
                                       By:  /s/ Company Officer
                                          ---------------------------
                                      Its:  /s/ Company Officer
                                          ---------------------------

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                       /s/ Bradford J. Shafer
                                       ------------------------------
                                       Bradford J. Shafer

        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                       /s/ K. Philip Hwang
                                       ------------------------------
                                       K. Philip Hwang

                                   SCHEDULE A

                              Hybrid Networks, Inc.
                                Series A Investors
                                ------------------
                                ------------------


                                         # of Shares of
Name                                 Series A Preferred Stock
----                                 ------------------------

Catherine P. Goodrich                           63,090
J.F. Shea Co., Inc.                            378,541
Subhash Bal                                     25,236
Stewart H. Greenfield                           63,090
James Marver                                    25,236
Walter Baumgartner                              63,090
The Cypress Fund
Alexander Cilento                               63,090
Krivonos Fmly Lv Tst                            50,472
IRA FBO Susan Harman Neithold                   62,926
OSCCO III, L.P.                                752,404

     TOTAL                                   1,547,175

                                 SCHEDULE B

                             Hybrid Networks, Inc.
                         Series B Preferred Investors
                         ----------------------------
                         ----------------------------


                                # of Shares of Series B Preferred Stock
                                ---------------------------------------
                                                 Subject to Issuance on
Name                             Issued            Exercise of Warrants
----                             ------          -----------------------
Gary M. Lauder                   442,857                  171,429
OSCCO III, L.P.                   72,426                   16,213
J.F. Shea Co., Inc.               36,438                   18,219
Intel                            248,187                     --

         TOTAL                   799,908                  205,861

                                   SCHEDULE C

                               Hybrid Networks, Inc.
                                 Series D Investors
                                 ------------------
                                 ------------------



                                           # of Shares of Series D Preferred Stock
                                      -------------------------------------------------
                                                                          Subject to
                                                  Subject to Issuance     Issuance on     # of Shares
                                                  on Exercise of          Exercise of     of Series G         # of
                                      Issued      Original Warrants       New Warrants    Preferred Stock*    1.2(b) Shares
                                      ------      --------------------    -------------   ----------------    --------------
AT&T Venture Company, L.P.             571,428           285,714              71,355           130,548             58,015
Sequoia Capital VI                   1,040,001           520,000             129,866           237,598            105,587
Sequoia Technology Partners VI          57,143            28,572               7,136            13,055              5,802
Sequoia 1995                            45,714            22,857               5,708            10,444              4,641
Accel Investors '95 L.P.                49,153            24,571               6,137            11,227              4,989
Accel IV L.P.                        1,046,858           523,429             130,722           239,164            106,283
Accel Keiretsu L.P.                     21,714            10,857               2,711             4,961              2,205
Ellmore C. Patterson Partners           25,143            12,572               3,140             5,744              2,553
OSCCO III, L.P.                        223,444           111,722              31,951            58,456             22,685
J.F. Shea Co., Inc.                    112,414            56,207              18,587            34,007             11,413
Susan Harmon Niethold                    7,000             3,500                 874             1,599                710
Gary M. Lauder                           --                --                 42,813            78,329              --

         TOTALS                      3,200,002         1,600,001             451,000           825,132            324,883

-------------------
* Issued upon conversion of convertible notes at the closing of the sale of shares of Series G Preferred Stock to the purchasers pursuant to the Series G Agreement.

                                  SCHEDULE D

                             Hybrid Networks, Inc.
                             Note Warrant Investors
                             ----------------------

                                         # of Shares of Common Stock for which
Name                                      Note Warrants May Become Exercisable
----                                      -------------------------------------
Tudor BVI Futures, Ltd.                                 182,440-456,106

Tudor Arbitrage Partners, L.P.                           46,667-116,667

Raptor Global Fund, Ltd.                                120,593-301,486

Raptor Global Fund, L.P.                                 46,336-115,841

Sequoia Capital VI                                        27,029-67,574

Sequoia Technology Partners VI                              1,485-3,713

Sequoia XXIV                                                1,188-2,970

Accel IV L.P.                                             22,673-56,683

Accel Investors '95 L.P.                                    1,064-2,661

Accel Keiretsu L.P.                                           470-1,176

Ellmore C. Patterson Partners                                 545-1,361

AT&T Ventures                                             25,465-63,664

OSCCO III, L.P.                                           19,802-49,505

Gary M. Lauder                                             9,901-24,753

888 Group                                                 12,376-30,941

Daniel E. Steimle                                        49,505-123,763

Bradford J. Shafer                                         4,950-12,376

J.F. Shea Co., Inc.                                        9,901-24,753

K. Philip Hwang                                          99,009-247,525

                                  EXHIBIT D

                          RIGHT OF CO-SALE AGREEMENT

    This Right of Co-Sale Agreement (this "AGREEMENT") is made and entered into as of September 18, 1997 by and among Hybrid Networks, Inc., a Delaware corporation (the "COMPANY"); those parties listed on EXHIBIT A attached hereto (the "INVESTORS") to whom the Company has agreed to issue, pursuant to the Purchase Agreement (defined below), warrants to purchase shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"); and those stockholders, stock option holders and warrant holders of the Company listed on EXHIBIT B attached hereto (the "STOCKHOLDERS").

                                R E C I T A L S

    A. Each Stockholder currently owns shares of the Company's Common Stock (the "COMMON STOCK") and/or options or warrants to purchase that number of shares of the Company's Common Stock or securities convertible into that number of shares of Common Stock.

    B. Each Investor is acquiring from the Company, pursuant to the Subordinated Notes Purchase Agreement by and among the Company and the Investors dated as of September 18, 1997 (the "PURCHASE AGREEMENT"), certain warrants (the "WARRANTS") to purchase subject to certain terms and conditions up to that maximum number of shares of Common Stock set forth opposite such Investor's name on EXHIBIT A and certain Convertible Subordinated Notes of the Company (the "CONVERTIBLE SUBORDINATED NOTES").

    C. To induce the Investors to purchase such securities from the Company and to enter into the Purchase Agreement, each Stockholder has agreed to grant the Investors certain rights of co-sale with respect to the shares of Stock (defined below) currently owned by such Stockholder, all on the terms and conditions set forth in this Agreement. The Stock currently owned by each Stockholder is set forth opposite such Stockholder's name on EXHIBIT B.

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings:

          1.1 The "STOCK" owned at any time by a Stockholder or Investor refers to all shares of Common Stock that the Stockholder or Investor, as applicable, then owns or has the right to acquire on a fully diluted basis, including all shares of Common Stock issued and outstanding at the relevant time plus (a) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable and (b) all shares of Common Stock that may be issued upon conversion of (i) any convertible securities, including, without limitation, Preferred Stock and convertible debt securities then outstanding, including, without limitation, the Convertible Subordinated Notes, or (ii) any convertible securities issuable upon exercise of outstanding options, warrants or other rights that are then exercisable. For the purposes of this definition, the Stock owned by an Investor with respect to the Investor's unexercised Warrants at any time will be the number of shares of Common Stock that would be issuable upon exercise of the Warrants if the Initial Exercise Date (as defined in the Warrant) had occurred.

          1.2 "OFFERED STOCK" means all shares of Stock proposed to be Transferred by a Stockholder.

          1.3 "TRANSFER" and "TRANSFERRED" mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, EXCEPT FOR:

               (a) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as if such pledgee were a Stockholder;

               (b) any transfers of Stock by gift during a Stockholder's lifetime or on a Stockholder's death by will or intestacy to such Stockholder's "immediate family" (as defined below) or to a trust for the benefit of Stockholder or Stockholder's immediate family, provided that each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Stockholder. For purposes of this Agreement, the term "IMMEDIATE FAMILY" means Stockholder's spouse, lineal descendant (whether natural or adopted) or antecedent, brother or sister, or the spouse of any of the foregoing.

               (c) any transfer of Stock by a Stockholder made: (i) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (ii) pursuant to the winding up and dissolution of the Company; or (iii) at, and pursuant to, an Initial Public Offering.

               (d) any transfers of (i) any Warrants, Convertible Subordinated Notes, (ii) any Stock issued or issuable upon the exercise or conversion of any Warrants or Convertible Subordinated Notes or (iii) any Stock by an Investor pursuant to the exercise of such Investor's Right of Co-Sale (as defined in Section 3.1 hereof).

          1.4 "INITIAL PUBLIC OFFERING" means the closing of an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock or any other class of capital stock of the Company.

    2. NOTICE OF PROPOSED TRANSFER. Before any Stockholder may effect any Transfer of any Offered Stock involving in one transaction or in the aggregate as a result of a series of transactions 15% or more of the total shares of capital stock of the Company that are then outstanding (including all shares of Common Stock then outstanding, all shares of Common Stock that are issuable upon the exercise of outstanding options, warrants and other rights of any kind that are then exercisable and all shares of Common Stock that may be issued upon conversion of (i) any outstanding convertible securities, including, without limitation, Preferred Stock and convertible debt securities that are then convertible, including, without limitation, the Convertible Subordinated Notes, or (ii) any convertible securities issuable upon exercise of outstanding options, warrants or other rights that are then exercisable; for the purposes of the foregoing, the shares deemed outstanding with respect to unexercised Warrants will be the number of shares of Common Stock that would be issuable upon exercise of the Warrants if the Initial Exercise Date (as defined in the Warrants) had occurred), such Stockholder (the "SELLING STOCKHOLDER") must give at the same time to the Company and the Investors a written notice signed by the Selling Stockholder (the "SELLING STOCKHOLDER'S NOTICE") stating (a) the Selling Stockholder's bona fide intention to transfer such Offered Stock; (b) the number of shares of Offered

Stock proposed to be transferred to each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (c) the name, address and relationship, if any, to the Selling Stockholder of each Proposed Transferee; (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Stockholder proposes to transfer such Offered Stock to each Proposed Transferee (the "OFFERED PRICE"); and (e) any other material terms and conditions relating to such Proposed Transfer. Upon the request of the Company or any Investor, the Stockholder will promptly furnish to the Company and to the Investors such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide. If one or more Stockholders propose to Transfer Stock in a series of transactions that involves in the aggregate 15% or more of the total shares of stock of the Company that are then outstanding, then each Selling Stockholder proposing to Transfer Stock in each transaction in the series will give the Selling Stockholder Notice provided for in this Section 2 with respect to such transaction and the Right of Co-Sale provided for in Section 3, the Put Rights provided for in Section 5.2 and other rights provided for herein will apply to each such transaction. If a Proposed Transaction is one of a series of transactions to which this Section 2 applies but one or more transactions in the series shall have already occurred before any Selling Stockholder Notice was given with respect to such earlier transaction or transaction, then each such earlier Transfer by each such Selling Stockholder will be deemed a Prohibited Transaction to which the Put Rights provided for in
Section 5.2 shall apply.  For purposes of complying with this Section 2 and
Section 5, the Company will maintain a record of all transactions to which this Agreement applies.

    3.    RIGHT OF CO-SALE.

          3.1 RIGHT OF CO-SALE. Each Investor will have the right to participate in the sale of any Offered Stock in the manner set forth herein (the "RIGHT OF CO-SALE"). Pursuant to this Section 3 as a condition to any Transfer of any such Offered Stock by a Stockholder, each Investor may transfer to the Proposed Transferee(s) identified in the Selling Stockholder's Notice at the same price per share upon the same terms and conditions as set forth in the Selling Stockholder's Notice. such Investor's Pro Rata Share of the Offered Stock, by giving written notice to the Selling Stockholder, within ten days after the date of the Selling Stockholder's Notice, specifying the number of shares and type of Stock that such Investor desires to transfer to the Proposed Transferee(s) by exercising the Right of Co-Sale. For purposes of this Section 3, an Investor's "PRO RATA SHARE" refers to a fraction, the numerator of which is the number of shares of Stock then owned by such Investor, and the denominator of which is the sum of the number of shares of Stock then owned by all Investors having a Right of Co-Sale hereunder plus the number of shares of Stock held by the Selling Stockholder who proposes the Transfer.

          3.2 CONSUMMATION OF CO-SALE. Each Investor that exercises its Right of Co-Sale as provided in Section 3.1 will deliver to the Selling Stockholder at the closing of the Transfer of Offered Stock to the Proposed Transferee(s) (the "CLOSING") one or more certificates, properly endorsed for Transfer, representing the Stock to be Transferred by such Investor. At the Closing, such certificates or other instruments will be transferred and delivered to the Proposed Transferee(s) in consummation of the Transfer of the Offered Stock pursuant to the terms and conditions specified in the Selling Stockholder's Notice, and the Selling Stockholder will remit, or will cause to be remitted, to Investor at Closing that portion of the proceeds of the Transfer to which Investor is entitled by reason of such Investor's participation in such Transfer pursuant to the Right of Co-Sale.

    4. MULTIPLE SERIES, CLASSES OR TYPES OF STOCK. If the Offered Stock consists of more than one series or class or type of Stock, each Investor will have the right to transfer hereunder such Investor's Pro Rata Share of each such series, class or type of Stock; provided, however, that (a) if such Investor does not hold any of such series, class or type of Stock, and the Proposed

Transferee or Proposed Transferees are not willing, at the Closing, to purchase some other series, class or type of Stock from such Investor as part of such Investor's Pro Rata Share, or (b) if the Proposed Transferee or Proposed Transferees are not willing to purchase any Stock from such Investor at the Closing (each such circumstance being referred to herein as an "INCOMPLETE CO-SALE"), then such Investor will have the put right (the "PUT RIGHT") set forth in Section 5.2 hereof.

    5.    REFUSAL TO TRANSFER; PUT RIGHT.

          5.1 REFUSAL TO TRANSFER. Any attempt by any Selling Stockholder to transfer any Stock in violation of any provision of this Agreement will be void. The Company will not (a) transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (b) treat as owner of such Stock, or accord the right to vote to or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

          5.2 PUT RIGHT. If a Selling Stockholder transfers any Stock in contravention of an Investor's Right of Co-Sale under this Agreement (a "PROHIBITED TRANSFER"), or if an Incomplete Co-Sale occurs with respect to an Investor and the provisions of Section 5 hereof apply, such Investor may require such Selling Stockholder to purchase from such Investor, for cash or such other consideration as the Selling Stockholder received in the Prohibited Transfer or Incomplete Co-Sale, that number of shares of Stock (either (i) shares of the same class, series or type as transferred in the Prohibited Transfer or Incomplete Co-Sale, if such Investor then owns Stock of such class, series or type, or (ii) if such Investor does not then own such Stock, then shares of Common Stock) having a purchase price equal to the aggregate purchase price such Investor would have received in the Closing of such Prohibited Transfer or Incomplete Co-Sale if such Investor had exercised and been able to consummate such Investor's Right of Co-Sale with respect thereto (the Investor's "PUT RIGHT"). An Investor may exercise such Investor's Put Right by delivery of written notice to the Selling Stockholder and the Company (a "PUT NOTICE") within ten days after such Investor becomes aware of the Prohibited Transfer or Incomplete Co-Sale. The closing of such sale to the Selling Stockholder under such Investor's Put Right will occur within seven days after the date of such Investor's Put Notice. Notwithstanding the foregoing provisions of this Section 5.2, if the Prohibited Transfer is one of a series of transactions to which Section 2 applies but which occurred before any Selling Stockholder Notice was given with respect thereto, then (a) the Company will promptly give to each Selling Stockholder in such earlier transaction a notice that such Selling Stockholder is required to give within ten days to the Company and the Investors (and such Selling Stockholder will be required to give such notice within such ten-day period) a written notice signed by the Selling Stockholder (the "SELLING STOCKHOLDER PUT NOTICE") stating with respect to such earlier transaction the information provided for in Sections 2(a), (b),
(c), (d) and (e); (b) each Investor may exercise such Investor's Put Right with respect to such earlier transaction by delivering a Put Notice to the Selling Stockholder and the Company within ten days after such Selling Stockholder Put Notice is given; and (c) the closing of the sale by the Selling Stockholder under such Investor's Put Right will occur within seven days after the date of such Investor's Put Notice.

    6.    RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.

          6.1 LEGEND. Each Stockholder understands and agrees that, in addition to such legends as may reflect any transfer restrictions under the applicable securities laws, the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Stockholder (other than Stock referred to in Section 1.3(d)):

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF CO-SALE AS SET FORTH IN A CO-SALE AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

          6.2 STOP TRANSFER INSTRUCTIONS. Each Stockholder agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     7.   TERMINATION AND WAIVER.

          7.1 TERMINATION. The Investor's Right of Co-Sale will terminate upon the earliest to occur of: the following: (a) immediately prior to the closing of an Initial Public Offering; (b) the date on which this Agreement is terminated by a writing executed by the Company and Investors that then own at least a majority of the shares of Stock then owned by all the Investors; or (c) the dissolution of the Company.

          7.2 WAIVER. The application of the Right of Co-Sale of an Investor as to any proposed Transfer by a Selling Stockholder of any Stock may be waived in advance of or after such transfer by the written agreement of Investors that own at least a majority of the shares of Stock then owned by all the Investors, in which case such waiver will be binding as to all Investors. The Company and the Investors will have the absolute right to exercise or refrain from exercising any right or rights that each such party may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Offered Stock. Neither the Company nor any Investor will incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights.
 Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

    8.    MISCELLANEOUS PROVISIONS.

          8.1 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following: (a) the date of personal delivery; (b) the next business day after transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address, with confirmation of transmission; (c) the next business day after deposit with a return receipt express courier for United States deliveries, or three business days after such deposit for deliveries outside of the United States; or (d) three business days after deposit in the United States mail by first class mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or on EXHIBIT A hereto, or at such other address as such other party may designate by written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice. Notices to the Company will be marked "Attention: Chief Financial Officer."

          8.2 BINDING ON SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, (i) their respective successors, assigns, heirs, executors, administrators and legal representatives or (ii) any Person to whom a Stockholder transfers any stock in a transfer referred to in Section 1.3(a) or (b); but this Agreement and such rights will not inure to the benefit of or be binding upon any other transferees. Notwithstanding the immediately preceding sentence of this Section 8.2, the rights under this Agreement may be assigned, in whole or in part, by an Investor to an affiliate of such Investor or any entities for which the Note Warrant Investor or its affiliates serve as general partner and/or investment adviser or in a similar capacity, all material funds or other pooled investment vehicles or entities under the common control or management of such Investor, or the general partner or investment adviser thereof, or any affiliate of the foregoing.

          8.3 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

          8.4 AMENDMENT. This Agreement may be amended only by means of a written instrument executed by the Company, by Investors that own at least a majority of the shares of Stock then owned by all the Investors and by each of the Stockholders.

          8.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts, excluding that body of law pertaining to conflict of laws.

          8.6 OBLIGATION OF COMPANY; BINDING NATURE OF EXERCISE. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform each Investor of any breach hereof (to the extent the Company has knowledge thereof) and to assist each Investor in the exercise of such Investor's rights and performance of such Investor's obligations hereunder.

          8.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

          8.8 ENTIRE AGREEMENT. This Agreement, including all Exhibits hereto, each of which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

          8.9 CALCULATION; BINDING EFFECT OF COMPANY NOTICES. All calculations of an Investor's Pro Rata Share will be made by the Company as of the date of the Company's notice in which such Pro Rata Share appears.
The Pro Rata Share of an Investor as shown on any notice required hereunder to be delivered by the Company will be binding upon the parties hereto absent fraud or error.

          8.10 HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise stated, all references herein to Sections and Exhibits will refer to Sections of and Exhibits to this Agreement.

    IN WITNESS WHEREOF, the parties have executed this Right of Co-Sale Agreement as of the day and year first above written.


                                       "COMPANY"

                                       HYBRID NETWORKS, INC.


                                       By: /s/ Carl S. Ledbetter
                                          --------------------------------

                                       Its: President and CEO
                                          --------------------------------


                                       "INVESTORS AND/OR STOCKHOLDERS"

                                       TUDOR BVI FUTURES, LTD.

                                       By: Tudor Investment Corporation,
                                           Investment Adviser

                                           By: /s/ Robert P. Forlenza
                                              ----------------------------
                                              Robert P. Forlenza,
                                              Vice President

                                       TUDOR ARBITRAGE PARTNERS, L.P.
                                       By: Tudor Global Trading, Inc.,
                                           General Partner

                                           By: /s/ Robert P. Forlenza
                                              ----------------------------
                                              Robert P. Forlenza,
                                              Vice President

                                       RAPTOR GLOBAL FUND, LTD.
                                       By: Tudor Investment Corporation,
                                           Investment Adviser

                                           By: /s/ Robert P. Forlenza
                                               ---------------------------
                                               Robert P. Forlenza,
                                               Vice President

                                       RAPTOR GLOBAL FUND, L.P.
                                       By: Tudor Investment Corporation,
                                           General Partner

                                           By: /s/ Robert P. Forlenza
                                               ---------------------------
                                               Robert P. Forlenza,
                                               Vice President

    IN WITNESS WHEREOF, the parties have executed this Right of Co-Sale Agreement as of the day and year first above written.


                                       "COMPANY"

                                       HYBRID NETWORKS, INC.

                                       By: /s/ Carl S. Ledbetter
                                           -------------------------------
                                       Its: President and CEO
                                            ------------------------------


                                       "STOCKHOLDER"

                                       INTEL CORPORATION

                                       By: /s/ Company Officer
                                           -------------------------------
                                       Its: VP and Treasurer
                                            ------------------------------

                  SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       SEQUOIA CAPITAL VI

                                       By: /s/ Michael Moritz
                                           -------------------------------
                                       Its:
                                            ------------------------------

                                       SEQUOIA TECHNOLOGY PARTNERS VI

                                       By: /s/ Michael Moritz
                                           -------------------------------
                                       Its:
                                            ------------------------------

                                       SEQUOIA XXIV

                                       By: /s/ Michael Moritz
                                           -------------------------------
                                       Its:
                                            ------------------------------

                 SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT



                                       /s/ Daniel E. Steimle
                                       -----------------------------------
                                       Daniel E. Steimle

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT

                                   ACCEL IV L.P.

                                   By: /s/ G. Carter Sednaoui
                                      -----------------------------------------

                                   Its: General Partner
                                       ----------------------------------------

                                   ACCEL INVESTORS '95 L.P.

                                   By: /s/ G. Carter Sednaoui
                                      -----------------------------------------

                                   Its: General Partner
                                       ----------------------------------------

                                   ACCEL KEIRETSU L.P.

                                   By: /s/ G. Carter Sednaoui
                                      -----------------------------------------

                                   Its: Chief Financial Officer
                                       ----------------------------------------

                                   ELLMORE C. PATTERSON PARTNERS

                                   By: /s/ Company Officer
                                      -----------------------------------------

                                   Its: General Partner
                                       ----------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   AT & T VENTURES

                                   By: /s/ Neal Douglas
                                      ----------------------------------------

                                   Its: General Partner
                                       ---------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   OSCCO III, L.P.

                                   By: /s/ Stephen Halprin
                                      -----------------------------------------

                                   Its: General Partner
                                       ----------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   GARY LAUDER

                                   By: /s/ Gary Lauder
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   888 GROUP

                                   By: /s/ David Hayes
                                      -----------------------------------------

                                   Its: /s/ Company Officer
                                       ----------------------------------------
                                        /s/ Company Officer

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       /s/ Bradford J. Shafer
                                       ---------------------------------------
                                       Bradford J. Shafer

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       /s/ K. Philip Hwang
                                       ---------------------------------------
                                       K. Philip Hwang

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   J. F. SHEA CO., INC.

                                   By: /s/ Edmund Shea, Jr.
                                      -----------------------------------------

                                   Its: Vice President
                                       ----------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       /s/ Carl Ledbetter
                                       ---------------------------------------
                                       Carl Ledbetter

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                   INTEL CORPORATION

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       /s/ Howard Strachman
                                       ---------------------------------------
                                       Howard Strachman

                SIGNATURE PAGE TO RIGHT OF CO-SALE AGREEMENT


                                       /s/ Eduardo Moura
                                       ---------------------------------------
                                       Eduardo Moura

                                                                      EXHIBIT A
                                 LIST OF INVESTORS

                                           MAXIMUM NUMBER OF SHARES OF COMMON
                                          STOCK THAT MAY BE ISSUED AT ANY TIME
PURCHASER NAME & ADDRESS                        UPON EXERCISE OF WARRANTS
-------------------------                 ------------------------------------

Tudor BVI Future, Ltd.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                                        456,106

Tudor Arbitrage Partners, L.P.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                                        116,667

Raptor Global Fund Ltd.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                                        301,486

Raptor Global Fund L.P.
c/o Tudor Global Trading, Inc.
40 Rowes Wharf
Boston, MA  02110                                        115,841

Sequoia Capital VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                                       67,574

Sequoia Technology Partners VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                                       3,713

Sequoia XXIV
3000 Sand Hill Road Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Tami Taylor                                       2,970

Accel IV L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui                                   56,683

Accel Investors '95 L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui                                   2,661

Accel Keiretsu L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui                                   1,163

Ellmore C. Patterson Partners
One Palmer Square
Princeton, NJ  08542
Attn:  Carter Sednaoui                                   1,361

AT&T Ventures
3000 Sand Hill Road
Building 1, Suite 285
Menlo Park, CA  94025
Attn:  Neal Douglas                                      63,664

OSCCO III, L.P.
3000 Sand Hill Road
Building 1, Suite 290
Menlo Park, CA  94025
Attn:  Stephen E. Halprin                                49,505

Gary M. Lauder
88 Mercedes Lane
Atherton, CA  94027                                      24,753

888 Group
555 California Street
Suite 2200
San Francisco, CA  94104
Attn:  David Hayes                                       30,941

Daniel E. Steimle
P.O. Box 928
Occidental, CA 95465                                     123,763

Bradford J. Shafer
c/o Heartport, Inc.
200 Chesapeake Drive
Redwood City, CA  94063                                  12,376

J.F. Shea Co., Inc.
655 Brea Canyon Road
Walnut, CA  91789-3010                                   24,753

Mr. K. Philip Hwang
2345 Harris Way
San Jose, CA  95131-1413                                 247,525

     TOTAL:                                              1,703,517
                                                         ---------

                                                                     EXHIBIT B

                             LIST OF STOCKHOLDERS


                                     Fully Diluted Without   Bridge Warrants*
          Name                          Bridge Warrants        (Maximum)**       Total
         -----                       ----------------------  -----------------  -------
Sequoia Capital VI
Sequoia Technology Partners VI
Sequoia XXIV                                2,292,594              74,258        2,366,852

Dan Steimle                                   300,000             123,763          423,763

Accel IV L.P.
Accel Investors '95 L.P.
Accel Keiretsu L.P.                         2,321,166              61,881        2,383,047
Ellmore C. Patterson Partners

OSCCO III, L.P.                             1,306,325              49,505        1,355,830

Carl Ledbetter                              1,776,381                --          1,776,381

Intel Corporation                           3,258,949                --          3,258,949

Howard Strachman                            2,475,117                --          2,475,117

Eduardo Moura                               1,856,338                --          1,856,338
                                          -------------        ------------     ----------
Total                                      15,586,870             309,407       15,896,277
-------------------

* Number includes all shares subject to oustanding exercisable or convertible securities. The number that is currently exercisable or convertible may be less depending on when calculation is made.

**Reflects "Maximum Number" as defined in Warrant; the number deemed exercisable (as provided in the Agreement) may be less.

                                    EXHIBIT E

                                     EMPLOYEE
                             PROPRIETARY INFORMATION
                             AND INVENTIONS AGREEMENT
                             ------------------------

                                                           _____________, 199_

Hybrid Networks, Inc.
10201 Bubb Road
Cupertino, CA 95014

     The following confirms an agreement between me and Hybrid Networks, Inc., a Delaware corporation (the "Company"), which is a material part of the consideration for my employment by the Company:

     1. I understand that the Company possesses and will possess Proprietary Information which is important to its business. For purposes of this Agreement, "Proprietary Information" is information that was or will be developed, created, or discovered by or on behalf of the Company, or which became or will become known by, or was or is conveyed to the Company, which has commercial value in the Company's business. "Proprietary Information" includes, but is not limited to, information about high speed digital interactive channels, algorithms, circuits, layouts, trade secrets, computer programs, designs, technology, ideas, know-how, processes, formulas, compositions, data, techniques, improvements, inventions (whether patentable or not), works of authorship, business and product development plans, the salaries and terms of compensation of other employees, customers and other information concerning the Company's actual or anticipated business, research or development, or which is received in confidence by or for the Company from any other person. I understand that my employment creates a relationship of confidence and trust between me and the Company with respect to Proprietary Information.

     2. I understand that the Company possesses or will possess "Company Materials" which are important to its business. For purposes of this Agreement, "Company Materials" are documents or other media or tangible items that contain or embody Proprietary Information or any other information concerning the business, operations or plans of the Company, whether such documents have been prepared by me or by others. "Company Materials" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, tapes or printouts, sound recordings and other printed, typewritten or handwritten documents, as well as samples, prototypes, models, products and the like.

     3. In consideration of my employment by the Company and the compensation received by me from the Company from time to time, I hereby agree as follows:

         a. All Proprietary Information and all title, patents, patent rights, copyrights, mask work rights, trade secret rights, and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith shall be the sole property of the Company. I hereby assign to the Company any Rights I may have or acquire in such Proprietary Information. At all times, both during my employment by the Company and after its termination, I will keep in confidence and trust and will not use or disclose any Proprietary Information or anything relating to it without the prior written consent of an officer of the Company. Nothing contained herein will prohibit an employee from disclosing to anyone the amount of his or her wages.

         b. All Company Materials shall be the sole property of the Company. I agree that during my employment by the Company, I will not remove any Company Materials from the business premises of the Company or deliver any Company Materials to any person or entity outside the Company. I further agree that, immediately upon the termination of my employment by me or by the Company for any reason, or during my employment if so requested by the Company, I will return all Company Materials, apparatus, equipment and other physical property, or any reproduction of such property, excepting only (i) my personal copies of records relating to my compensation; (ii) my personal copies of any materials previously distributed generally to stockholders of the Company; and (iii) my copy of this Agreement.

         c. I will promptly disclose in writing to my immediate supervisor, or to any persons designated by the Company, all "Inventions", (which term includes improvements, inventions, works of authorship, trade secrets, technology, circuits, layouts, algorithms, computer programs, formulas, compositions, ideas, designs, processes, techniques, know-how and data, whether or not patentable) made or conceived or reduced to practice or developed by me, either alone or jointly with others, during the term of my employment. I will also disclose to the President of the Company Inventions conceived, reduced to practice or developed by me within six (6) months of the termination of my employment with the Company; such disclosures shall be received by the Company in confidence (to the extent they are not assigned in (d) below) and do not extend the assignment made in Section (d) below.

I will not disclose Inventions covered by Section 3.c to any person outside the Company unless I am requested to do so by management personnel of the Company.

         d. I agree that all Inventions which I make, conceive, reduce to practice or develop (in whole or in part, either alone or jointly with others) during my employment shall be the sole property of the Company to the maximum extent permitted by Section 2870 of the California Labor Code, if applicable, a copy of which is attached and hereby assign such Inventions and all Rights therein to the Company. No assignment in this Agreement shall extend to inventions, the assignment of which is prohibited by Labor Code section 2870. The Company shall be the sole owner of all Rights in connection therewith.

         e. I agree to perform, during and after my employment, all acts deemed necessary or desirable by the Company to permit and assist it, at the Company's expense, in evidencing, perfecting, obtaining, maintaining, defending and enforcing Rights and/or my assignment with respect to such Inventions in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents, as my agents and attorneys-in-fact to act for and in my behalf and instead of me, to execute and file any documents and to do all other lawfully permitted acts to further the above purposes with the same legal force and effect as if executed by me.

         f. Any assignment of copyright hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights" (collectively "Moral Rights"). To the extent such Moral Rights cannot be assigned under applicable law and to the extent the following is allowed by the laws in the various countries where Moral Rights exist, I hereby waive such Moral Rights and consent to any action of the Company that would violate such Moral Rights in the absence of such consent. I will confirm any such waivers and consents from time to time as requested by the Company.


                                       2.

         g. I have attached hereto a complete list of all existing Inventions to which I claim ownership as of the date of this Agreement and that I desire to specifically clarify are not subject to this Agreement, and I acknowledge and agree that such list is complete. If no such list is attached to this Agreement, I represent that I have no such Inventions at the time of signing this Agreement.

         h. During the term of my employment and for one (1) year thereafter, I will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason. However, this obligation shall not affect any responsibility I may have as an employee of the Company with respect to the bona fide hiring and firing of Company personnel.

         i. I agree that during my employment with the Company I will not either directly or indirectly, whether as a director, officer, consultant, employee or adviser or in any other capacity (i) render any services respecting high speed digital networking technology and services ("Services") to any business, agency, partnership or entity engaged in a similar business in the United States other than the Company ("Restricted Business"), or (ii) make or hold any investment in any Restricted Business in the United States, whether such investment be by way of loan, purchase of stock or otherwise, PROVIDED that there shall be excluded from the foregoing the ownership of not more than 5% of the listed or traded stock of any publicly-held corporation. The provisions of this paragraph shall apply both during normal working hours and at all other times including, but not limited to, nights, weekends and vacation time, while I am employed by the Company.

         j. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith or in conflict with my employment with the Company.

     4. I agree that this Agreement is not an employment contract and that I have the right to resign and the Company has the right to terminate my employment at any time, for any reason, with or without cause.

     5. I agree that this Agreement does not purport to set forth all of the terms and conditions of my employment, and that as an employee of the Company I have obligations to the Company which are not set forth in this Agreement.

     6. I agree that my obligations under paragraphs 3(a) through 3(f) and paragraph 3(h) of this Agreement shall continue in effect after termination of my employment, regardless of the reason or reasons for termination, and whether such termination is voluntary or involuntary on my part, and that the Company is entitled to communicate my obligations under this Agreement to any future employer or potential employer of mine.

     7. I agree that any dispute in the meaning, effect or validity of this Agreement shall be resolved in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof. I further agree that if one or more provisions of this Agreement are held to be illegal or unenforceable under applicable California law, such illegal or unenforceable portion(s) shall be limited or excluded from this Agreement to the minimum extent required so that this Agreement shall otherwise remain in full force and effect and enforceable in accordance with its terms.

     8. This Agreement shall be effective as of the date I execute this Agreement and shall be binding upon me, my heirs, executors, assigns, and administrators and shall inure to the benefit of the Company, its subsidiaries, successors and assigns.


                                       3.

     9. This Agreement can only be modified by a subsequent written agreement executed by the President of the Company.

     I HAVE READ THIS AGREEMENT CAREFULLY AND I UNDERSTAND AND ACCEPT THE OBLIGATIONS WHICH IT IMPOSES UPON ME WITHOUT RESERVATION. NO PROMISES OR REPRESENTATIONS HAVE BEEN MADE TO ME TO INDUCE ME TO SIGN THIS AGREEMENT. I SIGN THIS AGREEMENT VOLUNTARILY AND FREELY, IN DUPLICATE, WITH THE UNDERSTANDING THAT ONE COUNTERPART WILL BE RETAINED BY THE COMPANY AND THE OTHER COUNTERPART WILL BE RETAINED BY ME.


Dated: _________________, 19__         ________________________________________


Accepted and Agreed to:

HYBRID NETWORKS, INC.


By: ________________________________________







                                       4.

                                   ATTACHMENT A
                                   ------------

Hybrid Networks, Inc.
10201 Bubb Road
Cupertino, CA 95014

Ladies and Gentlemen:

     1. The following is a complete list of Inventions relevant to the subject matter of my employment by Hybrid Networks, Inc. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my employment by the Company that I desire to clarify are not subject to the Company's Proprietary Information and Inventions Agreement.

_____  No Inventions

_____  See below:





_____  Additional sheets attached


     2. I propose to bring to my employment the following materials and documents of a former employer:

_____  No materials or documents

_____  See below:





                                         _________________________
                                         Employee

                                   ATTACHMENT B
                                   ------------

     SECTION 2870. APPLICATION OF PROVISION PROVIDING THAT EMPLOYEE SHALL ASSIGN OR OFFER TO ASSIGN RIGHTS IN INVENTION TO EMPLOYER.

     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer;

          (2) Result from any work performed by the employee for his employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.